UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. )

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BNC Bancorp

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3980 Premier Drive – Suite 210

High Point, NC 27265

(336) 869-9200

NOTICE OF 2013 ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 21, 2013

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Shareholders of BNC Bancorp (the “Company”) will be held as follows:

Place:	BNC Bancorp Corporate Office
3980 Premier Drive – Suite 210
High Point, North Carolina 27265

Date:	May 21, 2013

Time:	4:00 p.m., Eastern Time

The purposes of the Annual Meeting are:

1.	Election of Directors: To elect five persons who will serve as members of the Board of Directors until the 2016 annual meeting of shareholders; one person to serve until the 2015 annual meeting of shareholders; and one person to serve until the 2014 annual meeting of shareholders or until their successors are duly elected and qualified;

2.	Advisory Vote to Approve Executive Compensation: To vote on a non-binding advisory resolution to approve the Company’s executive compensation;

3.	Frequency of Advisory Vote to Approve Executive Compensation: To vote on a non-binding, advisory proposal on whether we should submit a “Say on Pay” resolution to a vote of shareholders every one, two or three years (a “Say on Frequency” vote);

4.	Approval to Adopt the BNC Bancorp 2013 Omnibus Stock Incentive Plan: To vote on a proposal to adopt the BNC Bancorp 2013 Omnibus Stock Incentive Plan;

5.	Ratification of Appointment of Registered Independent Accountants: To vote on a proposal to ratify the appointment of Cherry Bekaert L.L.P. (“Cherry Bekaert”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013; and

6.	Other Business: To consider and act on any other matters that may properly come before the Annual Meeting or any adjournment. The Board of Directors is not aware of any other business to be considered at the Annual Meeting.

The Board of Directors has established March 19, 2013, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. If an insufficient number of shares are present in person or by proxy to constitute a quorum at the time of the Annual Meeting, the Company may adjourn the Annual Meeting in order to permit further solicitation of proxies.

A form of proxy is enclosed to enable you to vote your shares at the Annual Meeting. You are urged, regardless of the number of shares you hold, to complete, sign, date and return the proxy promptly. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

By Order of the Board of Directors,

W. Swope Montgomery, Jr.
President and Chief Executive Officer

April 16, 2013

High Point, North Carolina

PROXY STATEMENT

Annual Meeting of Shareholders

To Be Held On May 21, 2013

General

This Proxy Statement is being mailed to our shareholders on or about April 16, 2013, for solicitation of proxies by the Board of Directors of BNC Bancorp. Our corporate office is located at 3980 Premier Drive – Suite 210, High Point, North Carolina 27265. Our telephone number is (336) 869-9200.

In this Proxy Statement, the terms “we,” “us,” “our,” “BNC” and the “Company” refer to BNC Bancorp. The term “Bank” means Bank of North Carolina, our wholly-owned, North Carolina-chartered bank subsidiary. The terms “you” and “your” refer to the Company’s shareholders.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held May 21, 2013.

The Notice, Proxy Statement and Annual Report to Shareholders for the year ended December 31, 2012 are also available at: http://www.cfpproxy.com/4861. You may access the above off-site website by going to www.bncbancorp.com and clicking on the link.

INFORMATION ABOUT THE ANNUAL MEETING

Your vote is very important. For this reason, our Board is requesting that you allow your common stock to be represented at the 2013 Annual Meeting of Shareholders by the proxies named on the enclosed proxy card.

When is the annual meeting?	May 21, 2013 at 4:00 p.m., Eastern Time.

Where will the Annual Meeting be held?	At the BNC Bancorp Corporate Office, 3980 Premier Drive - Suite 210, High Point, North Carolina.

What items will be voted on at	1. Election of Directors
the Annual Meeting?
2. Advisory Vote to Approve Executive Compensation

3. Frequency of Advisory Vote to Approve Executive Compensation

4. Approval to Adopt the BNC Bancorp 2013 Omnibus Stock Incentive Plan

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5. Ratification of Appointment of Registered Independent Accountants

6. Other Business. To consider any other business as may properly come before the Annual Meeting or any adjournment.

Who can vote?	Only holders of record of our common stock at the close of business on March 19, 2013, (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting and any adjournment of the Annual Meeting. On the Record Date, there were 20,479,524 shares of our voting common stock outstanding and entitled to vote and 1,569 shareholders of record. The Company also has 5,992,213 shares of non-voting common stock outstanding. Shares of the Company’s non-voting common stock are not entitled to vote at the Annual Meeting.

How do I vote by proxy?	You may vote your shares by marking, signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope. If you return your signed proxy card before the Annual Meeting, the proxies will vote your shares as you directed. The Board of Directors has appointed proxies to represent shareholders who cannot attend the Annual Meeting in person.

For the election of directors, you may vote for: (1) all of the nominees, (2) none of the nominees, or (3) all of the nominees except those you designate. For Proposals 2, 4 and 5, you may vote “FOR” or “AGAINST” or you may “ABSTAIN” from voting. For Proposal 3, you may vote “EVERY YEAR,” “EVERY TWO YEARS,” or “EVERY THREE YEARS,” or you may “ABSTAIN” from voting. If a nominee for election as a director becomes unavailable for election at any time at or before the Annual Meeting, the proxies will vote your shares for a substitute nominee.

If you return your signed proxy card but do not specify how you want to vote your shares, the proxies will vote them “FOR” the election of all of our nominees for directors and “FOR” Proposals 2, 4 and 5, and “EVERY YEAR” for Proposal 3 in accordance with Board of Directors recommendations.

If your shares are held in the name of a broker or other nominee (i.e., held in “street name”), you will need to obtain a proxy instruction form from the broker holding your shares and return the form as directed by your broker. Your broker is not permitted to vote on your behalf on the election of directors or any of the other proposals except for the ratification of the Company’s independent registered public accounting firm unless you provide specific instructions by following the instructions from your broker about voting your shares by telephone or Internet or completing and returning the voting instruction card provided by your broker. For your vote to be counted in the election of directors and all the other proposals except for the ratification of the Company’s independent registered public accounting firm, you will need to communicate your voting decision to your bank, broker or other holder of record before the date of the Annual Meeting.

Other than those discussed in this Proxy Statement, we are not aware of any other matters to be brought before the Annual Meeting. If matters other than those discussed are properly brought before the Annual Meeting, the proxies may vote your shares in accordance with their best judgment.

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How do I change or revoke my proxy?	You can change or revoke your proxy at any time before it is voted at the Annual Meeting in any of three ways: (1) by delivering a written notice of revocation to the Secretary of the Company; (2) by delivering another properly signed proxy card to the Secretary of the Company with a more recent date than your first proxy card; or (3) by attending the Annual Meeting and voting in person. You should deliver your written notice or superseding proxy to the Secretary of the Company at our principal executive office shown above.

How many votes can I cast?	You are entitled to one vote for each share held as of the Record Date on each nominee for election and each other matter presented for a vote at the Annual Meeting. You may not vote your shares cumulatively in the election of directors.

How many votes are required to approve each of the proposals?	A vote on the proposals presented at the Annual Meeting will occur only if a quorum is present. Election as a director requires a plurality of the votes cast in person or by proxy. If you withhold your vote on a nominee, your shares will not be counted as having voted for that nominee.

The votes to approve the Company’s executive compensation and to determine, on an advisory basis, the frequency of the advisory vote to approve the Company’s executive compensation are advisory votes.

The proposal to approve the adoption of the BNC Bancorp 2013 Omnibus Stock Incentive Plan requires the affirmative vote of the holders of a majority of the shares present, or represented by proxy, at the Annual Meeting.

The proposal to ratify the appointment of Cherry Bekaert as the Company’s independent registered public accounting firm for 2013 requires that the votes cast in favor exceed the votes cast in opposition.

Any other matters properly coming before the annual meeting for a vote will require the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the annual meeting and entitled to vote on that matter.

How are abstentions and broker non-votes counted?	Abstentions and broker non-votes are not treated as votes cast on any proposal; therefore, they will have no effect on the vote for any of the proposals to be presented at the Annual Meeting.

A broker non-vote occurs when a broker does not vote on a particular matter because the broker does not have discretionary authority on that matter and has not received instructions from the owner of the shares.

In the event there are insufficient votes present at the Annual Meeting for a quorum or to approve or ratify any proposal, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

What constitutes a “quorum” for the Annual Meeting?	A majority of the outstanding shares of our common stock entitled to vote at the annual meeting, present in person or represented by proxy, constitutes a quorum (a quorum is necessary to conduct business at the annual meeting). Your shares will be considered part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from any director nominee count as shares present at the annual meeting for purposes of determining a quorum.

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Who pays for the solicitation of proxies?	We will pay the cost of preparing, printing and mailing materials in connection with this solicitation of proxies. In addition to solicitation by mail, our officers, directors and regular employees, as well as those of the Bank, may make solicitations personally, by telephone or otherwise without additional compensation for doing so. We reserve the right to engage a proxy solicitation firm to assist in the solicitation of proxies for the Annual Meeting. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

When are proposals for the 2014 Annual Meeting due?	To be considered either for inclusion in the proxy materials solicited by the Board of Directors for the 2014 annual meeting, proposals must be received by the Secretary of the Company at our corporate office at 3980 Premier Drive – Suite 210, High Point, North Carolina 27265 no later than December 17, 2013. To be included in the proxy materials, a proposal must comply with our Bylaws, Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Any proposal not intended to be included in the proxy statement for the 2014 annual meeting, but intended to be presented at that annual meeting, must be received by us at our principal executive office listed above no later than March 2, 2014.

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PROPOSAL 1

ELECTION OF DIRECTORS

General

Our Board of Directors, which is divided into three separate classes, currently has 15 members. At most annual meetings, one class is elected to serve a three-year term; however, because of the acquisitions of KeySource Financial, Inc. (“KeySource”) and First Trust Bank (“First Trust”), we are nominating three additional directors, each of whom will serve for different terms to keep the classes of directors as equal as possible in number.

Our Bylaws provide that in order to be eligible for consideration at the Annual Meeting, all nominations of directors, other than those made by the Nominating and Corporate Governance Committee or the Board of Directors, must be in writing and must be delivered to the Secretary of the Company not less than 50 days nor more than 90 days prior to the meeting at which such nominations will be made; provided, however, that if less than 60 days’ notice of the meeting is given to the shareholders, such nominations must be delivered to the Secretary of the Company not later than the close of business on the tenth day following the day on which the notice of meeting was mailed.

In connection with the acquisition of KeySource pursuant to an Agreement and Plan of Merger, dated as of December 21, 2011, as amended on July 9, 2012 (the “KeySource Agreement”), we agreed to appoint Mr. John S. Ramsey, Jr. to the Board of Directors and to nominate him to serve on the Board of Directors at the 2013 Annual Meeting of Shareholders. Mr. Ramsey is nominated for a three-year term. In connection with the acquisition of First Trust, pursuant to an Agreement and Plan of Merger, dated as of June 4, 2012 (the “First Trust Agreement”), we agreed to appoint Mr. James T. Bolt, Jr. and Ms. Elaine M. Lyerly to the Board of Directors and to nominate them to serve on the Board of Directors at the 2013 Annual Meeting of Shareholders. Mr. Bolt is nominated for a two-year term and Ms. Lyerly is nominated for a one-year term.

The following provides information about the five nominees for election to the Board of Directors for three-year terms, the one nominee for election for a two-year term and the one nominee for election for a one-year term. Information about the eight continuing directors can be found under the heading “DIRECTORS AND EXECUTIVE OFFICERS - - Board of Directors” in this Proxy Statement.

Nominees for Terms Ending as of the 2016 Annual Meeting (Three-Year Term)

Lenin J. Peters, M.D., age 61, is the President of Bethany Medical Center. He has served as a director of the Bank since 1991 and of the Company since 2002 and has over 20 years of banking experience. Dr. Peters earned his medical degree from the University of Pittsburgh, Pennsylvania. He has attended several financial and corporate governance courses from the Wharton School of Business.

Thomas R. Smith, CPA, age 64, is the President of Smith McWhorter, P.A., a CPA firm. He has served as a director of the Bank since 1997 and of the Company since 2002 and has over 20 years of banking experience. Mr. Smith earned a B.S. degree from Barton College. He has attended several Director Assemblies and the Directors College offered by the North Carolina Banking Association (“NCBA”) and numerous NCBA seminars.

D. Vann Williford, age 65, is the CEO of Vesco Material Handling Equipment, Inc. (d/b/a Atlantic Coast Toyotalift). He has served as a director of the Bank since 1991 and of the Company since 2002 and has over 20 years of banking experience. Mr. Williford earned a B.S. degree from North Carolina State University. He has attended NCBA Director Assemblies and the NCBA Directors College.

Thomas R. Sloan, age 68, is retired. Mr. Sloan was previously employed as an internal consultant with Essilor Laboratories of America, an optical equipment and supply company, until 2003. Prior to 2003, he was the Chairman of Essilor Laboratories of America. Mr. Sloan has served as a director of the Company and the Bank since 2006 and has over 15 years of banking experience. Mr. Sloan earned a B.S and M.S. in Optics from the University of Rochester and an M.B.A. from Northeastern University. He has attended several NCBA Director Assemblies and the NCBA Directors College and numerous NCBA seminars. Mr. Sloan has served on the board of the following companies: Precision Fabrics Group, Inc.; Piedmont Pharmaceuticals, Inc.; AgData, Inc.; Mediwave Star Technology, Inc.; and Bioptigen, Inc., none of which are publicly traded.

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John S. Ramsey, Jr., age 64, is a self-employed business consultant and a former director of KeySource. He joined the Company’s Board of Directors after consummation of the KeySourse transaction in accordance with the terms of the Keysource Agreement. Mr. Ramsey has worked in the insurance industry since 2008. During his tenure with KeySource, he was chairman of the KeySource board of directors and also served on that company’s executive, audit, compensation, ALCO and loan committees. Mr. Ramsey has over 40 years of banking experience. He received a B.S. in Business Administration from the University of South Carolina and has attended the NCBA Directors College and numerous NCBA seminars.

Nominee for Term Ending as of the 2015 Annual Meeting (Two-Year Term)

James T. Bolt, Jr., age 64, is the former CEO and President of First Trust and on December 1, 2012, was elected an Executive Vice President of the Bank and joined the Company’s Board of Directors after consummation of the First Trust transaction in accordance with the terms of the First Trust Agreement. Mr. Bolt has 42 years of banking experience and served as President and CEO of First Trust for the past 13 years. Mr. Bolt received a B.S. in Business Administration from East Carolina University. He is also a graduate of Stonier Graduate School of Banking and has attended the NCBA Directors College.

Nominee for Term Ending as of the 2014 Annual Meeting (One-Year Term)

Elaine M. Lyerly, age 61, is the majority shareholder and serves as the CEO of Lyerly Agency, Inc., a public relations company, and is the majority member of Buffalo Girls, LLC. She joined the Company’s Board of Directors after consummation of the First Trust transaction in accordance with the terms of the First Trust Agreement. She served on the First Trust board of directors from 1998 to 2012 and served on that company’s audit committee. Ms. Lyerly also serves as a board member and vice chair of the National American Red Cross. Ms. Lyerly has an Associates Degree from Central Piedmont Community College and has attended the NCBA Directors College.

We have no reason to believe that any of the nominees for election will be unable or will decline to serve if elected. In the event of death or disqualification of any nominee or the refusal or inability of any nominee to serve as a director, however, the proxies will vote for the election of another person as they determine in their discretion or may allow the vacancy to remain open until filled by the Board. In no circumstance will any proxy be voted for more than two nominees who are not named in this Proxy Statement. Properly executed and returned proxies, unless revoked, will be voted as directed by you or, in the absence of direction, will be voted in favor of the election of the recommended nominees. An affirmative vote of a plurality of votes cast at the Annual Meeting is necessary to elect a nominee as a director.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL OF

THE NOMINEES NAMED ABOVE FOR ELECTION AS DIRECTORS.

PROPOSAL 2

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Company’s participation in the Capital Purchase Program (“CPP”), implemented by the United States Treasury (“Treasury”) as part of the Troubled Asset Protection Program (“TARP”), required us to include this “Say on Pay” vote in our proxy materials every year that Treasury held an equity investment in the Company under the rules and regulations of the CPP. However, as a result of Treasury’s sale of our TARP obligations to private investors on August 29, 2012, we no longer are subject to the requirement to hold a “Say on Pay” vote yearly.

Currently, under the Dodd Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) enacted during July 2010, and rules adopted by the Securities and Exchange Commission (“SEC”) under Dodd Frank, at least once every three years, we are required to give our shareholders an opportunity to vote, on a non-binding, advisory basis, to approve the compensation of our named executive officers whose compensation is disclosed in our annual meeting proxy statements in accordance with SEC rules and regulations. Consequently, in 2013, we are giving shareholders the opportunity to approve our executive compensation in this Proposal 2, as well as providing in Proposal 3 an opportunity for shareholders to vote on whether to submit a “Say on Pay” resolution to a shareholder vote every one, two or three years.

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We believe that our 2012 compensation policies and procedures are designed to establish an appropriate relationship between executive pay and the annual and long-term performance of the Company and the Bank, to reflect the attainment of short-and long-term financial performance goals, to enhance our ability to attract and retain qualified executive officers and to align to the greatest extent possible interests of management and shareholders. These policies and procedures are described in detail on pages 28-39 of this Proxy Statement. At the 2012 Annual Meeting of Shareholders, 96.8% of the Company’s shareholders voted in favor of the 2012 proposal to approve our executive compensation.

Proposal 2 gives you as a shareholder the opportunity to vote on the compensation of our named executive officers through the following resolution:

“RESOLVED, that the shareholders of BNC Bancorp approve on an advisory basis the Company’s executive compensation, as described in the Compensation Discussion and Analysis section and the narrative and the tabular disclosure regarding the compensation of the Named Executive Officers contained in this Proxy Statement.”

In accordance with applicable law, this vote is “advisory,” meaning it will serve as a recommendation to the Compensation Committee and the Board of Directors, but will not be binding. However, the Compensation Committee will seriously consider the outcome of the vote when determining future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION.

PROPOSAL 3

FREQUENCY OF ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

As noted above in Proposal 2,and the SEC’s implementing rules require us to give you at least once every three years an opportunity to vote, on an advisory basis, to approve the compensation of the executive officers whose compensation is required to be disclosed in our annual meeting proxy statement, and certain other special meeting proxy statements. Additionally, the rules under Dodd Frank require that at least once every six years we give you an opportunity to vote, on an advisory basis, on a “Say on Frequency” proposal to provide you an opportunity to indicate whether you prefer that we conduct future “Say on Frequency” votes every year, every two years or every three years. This Proposal 3, commonly know as a “Say on Frequency” vote, gives you the opportunity to vote on how frequently the Company’s shareholders are given an opportunity to cast a “Say on Pay” vote in proxy materials for future annual meetings, or any special shareholder meeting for which the Company must include executive compensation information in the proxy statement for that meeting.

The Board of Directors and our Compensation Committee believe that our executive compensation structure and plans balance the Company’s short-term and long-term goals, thereby aligning to the greatest extent possible interests of management and shareholders. Our directors recognize the importance of receiving regular input from our shareholders on important issues like executive compensation. For this reason, the Compensation Committee and the Board of Directors believe that the optimal frequency for holding “Say on Pay” votes should be every year. In making its recommendation, the Board of Directors considered that an advisory vote on executive compensation every year will allow our shareholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. Holding this advisory shareholder vote every year will also enhance shareholder communication by providing a clear, simple means to gather information on investor sentiment about our executive compensation policy. The proxy card that accompanies this Proxy Statement permits shareholders to choose from among four options, including holding a “Say on Pay” vote every year, every two years, or every three years, or abstaining from voting. Shareholders will be indicating their preferences rather than voting to approve or disapprove the recommendation of our Broad of Directors. The option receiving the most votes at the Annual Meeting will be considered the preference of our shareholders.

In accordance with applicable law, this vote is “advisory,” meaning it will serve as a recommendation to the Board of Directors but will not be binding. The Board of Directors will consider the outcome of this vote when determining how often to hold a “Say on Pay” vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR “EVERY YEAR” (AS OPPOSED TO EVERY TWO YEARS OR EVERY THREE YEARS)

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PROPOSAL 4

APPROVAL TO ADOPT THE BNC BANCORP 2013 OMNIBUS STOCK INCENTIVE PLAN

We ask that our shareholders vote to approve the BNC Bancorp 2013 Omnibus Stock Incentive Plan (the “2013 Plan”). The 2013 Plan was recommended by the Compensation Committee and adopted by the Board of Directors on March 19, 2013, subject to the approval of our shareholders. The purpose of the 2013 Plan is to give us a competitive advantage in attracting, retaining and motivating officers, employees, directors and/or consultants and to provide us and our subsidiaries and affiliates with a stock plan providing incentives directly linked to shareholder value. If approved by shareholders at the Annual Meeting, the 2013 Plan will become effective on that date (the “Effective Date”).

If our shareholders approve the 2013 Plan, no new awards may be granted under the current BNC Bancorp Omnibus Stock Ownership and Long Term Incentive Plan (the “2004 Plan”). However, awards previously granted and outstanding under the 2004 Plan will remain in full force and effect under the 2004 Plan according to their respective terms, and to the extent that any such award is forfeited, terminates, expires or lapses without being exercised (to the extent applicable), or is settled for cash, shares of our common stock subject to such award that are not delivered as a result will not be available for awards under the 2013 Plan. Dividend equivalents, however, may continue to be issued under the 2004 Plan in respect of awards granted under the 2004 Plan that are outstanding as of the Effective Date.

In connection with the acquisition of KeySource by the Company pursuant to the KeySource Agreement, BNC assumed and restated the 2007 KeySource Financial, Inc. 2007 Incentive Stock Option Plan (the “Incentive Plan”) and the KeySource Financial, Inc. 2007 Nonstatutory Stock Option Plan (the “Nonstatutory Plan” and, collectively, the “Plans”). For more information about these Plans, please refer to “KeySource Incentive and Non-Statutory Stock Option Plans” on page 32.

Additionally, if our shareholders approve the 2013 Plan, it will permit, but not require, awards under the 2013 Plan to qualify as tax-deductible performance-based compensation under Section 162(m) of the Internal Revenue Code (the “Code”). Section 162(m) of the Code generally places a $1 million annual limit on a company’s tax deduction for compensation paid to certain senior executives, other than compensation that satisfies the applicable requirements for a performance-based compensation exception. To qualify as performance-based compensation under Section 162(m) of the Code, the compensation must (among other requirements) be subject to attainment of performance goals that have been disclosed to shareholders and approved by a majority shareholder vote. We are asking shareholders at the 2013 Annual Meeting to approve the material terms of the performance goals under the 2013 Plan so that the Company may make awards that qualify as performance-based compensation under Section 162(m) of the Code, and thus, would be tax-deductible. For purposes of Section 162(m) of the Code, the material terms of the performance goals requiring shareholder approval include the following:

•         the employees eligible to receive awards under the 2013 Plan;

•         the business criteria used as the basis for the performance goals; and

•         the limits on the maximum amount of compensation payable to any employee in a given time period.

By approving the 2013 Plan, the shareholders will be approving, among other things, the eligibility requirements, performance goals and limits on various stock awards contained therein for purposes of Section 162(m) of the Code.

A summary of the 2013 Plan is set forth below. The summary of the 2013 Plan is qualified in its entirety by the full text of the 2013 Plan, which is included in this Proxy Statement as Appendix A.

Summary of the 2013 Plan

General. Awards granted under the 2013 Plan may be in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, other stock-based awards or any combination of those awards. The 2013 Plan provides that awards may be made under the 2013 Plan for ten years.

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Administration. The terms of the 2013 Plan provide that the Compensation Committee of the Board of Directors will administer the 2013 Plan, or by such other committee or subcommittee as may be appointed by the Board, and which consists entirely of two or more “outside directors” within the meaning of Section 162(m) of the Code and who are “non-employee directors” as defined in Rule 16b-3 under the Exchange Act and which will be referred to in the summary as the “committee.” Unless and until the Board appoints any other committee or subcommittee, the 2013 Plan will be administered by the committee. Under the terms of the 2013 Plan, the committee can make rules and regulations and establish such procedures for the administration of the 2013 Plan, as it deems appropriate. Any determination made by the committee under the 2013 Plan will be made in the sole discretion of the committee and such determinations will be final and binding on all persons.

Shares Available. The 2013 Plan provides that the aggregate number of shares of our common stock that may be subject to awards under the 2013 Plan cannot exceed 1,500,000 subject to adjustment in certain circumstances to prevent dilution or enlargement. This number of shares of common stock, which is subject to the individual limits and share counting mechanism set forth below, was determined based on a review by the committee and an independent compensation consultant. The committee was provided with data relating to the number of shares relating to equity awards granted by the Company in past years and the practices of peer companies. The committee also considered the Company’s philosophy towards granting equity awards and the evolving practices in the banking industry. Shares underlying awards that expire or are forfeited or terminated without being exercised or settled for cash will again be available for the grant of additional awards within the limits provided by the 2013 Plan. Shares withheld by or delivered to us to satisfy the exercise price of options or tax withholding obligations with respect to any award granted under the 2013 Plan will nonetheless be deemed to have been issued under the 2013 Plan.

Individual Share Limits. No participant may be granted, in each case during any calendar year, performance-based awards intended to qualify under Section 162(m) of the Code (other than stock options and stock appreciation rights) covering in excess of 300,000 shares or stock options and stock appreciation rights covering in excess of 300,000 shares. The maximum number of shares that may be granted pursuant to incentive stock options is 1,500,000. The maximum number of Awards that may be granted to a director in any year will not exceed 25,000.

Eligibility. The 2013 Plan provides for awards to the directors, officers, employees and consultants of the Company and its subsidiaries and affiliates and prospective employees and consultants who have accepted offers of employment or consultancy from the Company or its subsidiaries or affiliates, except that incentive stock options may be granted only to employees of the Company and its subsidiaries. As of the date of this Proxy Statement, there were approximately 570 directors, officers, consultants, and employees eligible to participate in the 2013 Plan. Our current executive officers named in the Summary Compensation Table under the caption “Compensation Discussion and Analysis” herein and each of our directors are among the individuals eligible to receive awards under the 2013 Plan.

Stock Options. The 2013 Plan provides for the award of options to purchase shares of our common stock. Options may be granted as incentive stock options, which are intended to qualify for favorable treatment to the recipient under federal tax law, or as non-qualified stock options, which do not qualify for this favorable tax treatment. Subject to the limits provided in the 2013 Plan, the committee determines the number of options granted to each recipient. Each option grant will be evidenced by a stock option agreement that specifies the option exercise price, whether the options are intended to be incentive stock options or non-qualified stock options, the duration of the options, the number of shares to which the options pertain and such additional limitations, terms and conditions as the committee may determine, but the 2013 Plan provides that, except as otherwise determined by the committee, in no event will the normal vesting schedule of an option provide that the option will vest before the first anniversary of the date of grant.

The committee determines the exercise price for each option granted, except that the option exercise price may not be less than 100 percent of the fair market value of a share of our common stock on the date of grant. As of April 1, 2013, the fair market value (as that term is defined under the 2013 Plan) of a share of our common stock was $9.65. All options granted under the 2013 Plan will expire no later than ten years from the date of grant. The method of exercising an option granted under the 2013 Plan is set forth in the 2013 Plan as are the general provisions regarding the exercisability of incentive stock options and nonqualified stock options following certain terminations of employment. Stock options are nontransferable except by will or by the laws of descent and distribution or, in the case of non-qualified stock options, as otherwise expressly permitted by the committee. The granting of an option does not accord the recipient the rights of a shareholder, and such rights accrue only after the exercise of an option and the registration of shares of our common stock in the recipient’s name.

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Stock Appreciation Rights. The 2013 Plan provides for the award of a stock appreciation right (“SAR”), which entitles the holder to receive upon exercise an amount equal to the excess, if any, of the aggregate fair market value of a specified number of shares of our common stock over the aggregate exercise price for the underlying shares. SAR may be “tandem SARs,” which are granted in conjunction with an option, or “free-standing SARs,” which are not granted in conjunction with an option. The exercise price of a free-standing SAR shall not be less than 100% of the fair market value of a share of our common stock on the date of grant and the SAR will expire no later than ten years from the date of grant.

A tandem SAR may be granted at the grant date of the related option. A tandem SAR will be exercisable only at such time or times and to the extent that the related option is exercisable and will have the same exercise price as the related option. A tandem SAR will terminate or be forfeited upon the exercise or forfeiture of the related option, and the related option will terminate or be forfeited upon the exercise or forfeiture of the tandem SAR.

Each SAR will be evidenced by an award agreement that specifies the base price, the number of shares to which the SAR pertains and such additional limitations, terms and conditions as the committee may determine, but the 2013 Plan provides that, except as otherwise determined by the committee, in no event will the normal vesting schedule of a SAR provide that the right will vest before the first anniversary of the date of grant. We may make payment of the amount to which the participant exercising SAR rights is entitled by delivering shares of our common stock, cash or a combination of stock and cash as set forth in the award agreement relating to the SARs. The method of exercising a SAR granted under the 2013 Plan is set forth in the 2013 Plan as are the general provisions regarding the exercisability of SARs following terminations of employment. SARs are not transferable except by will or the laws of descent and distribution or, with respect to SARs that are not granted in “tandem” with an option, as expressly permitted by the committee. Each SAR will be evidenced by an award agreement that specifies the date and terms of the award and such additional limitations, terms and conditions as the committee may determine.

Restricted Stock. The 2013 Plan provides for the award of shares of our common stock that are subject to forfeiture and restrictions on transferability. Restricted shares granted under the 2013 Plan may or may not be subject to performance conditions. Except for these restrictions and any others imposed by the committee, upon the grant of restricted stock, the recipient will have rights of a shareholder with respect to the restricted stock, including the right to vote the restricted stock and to receive all dividends and other distributions paid or made with respect to the restricted stock. During the restriction period set by the committee, the recipient may not sell, transfer, pledge, exchange or otherwise encumber the restricted stock.

Restricted Stock Units. The 2013 Plan provides for the award of restricted stock units (“RSUs”) and deferred share rights that are subject to forfeiture and restrictions on transferability. RSUs granted under the 2013 Plan may or may not be subject to performance conditions. RSUs and deferred share rights are not shares of our common stock and do not entitle the recipients to the rights of a shareholder. RSUs will be settled in cash or shares of our common stock, in an amount based on the fair market value of our common stock on the settlement date.

Performance Units. The 2013 Plan provides for the award of performance units that are valued by reference to a designated amount of cash or other property other than shares of our common stock. The payment of the value of a performance unit is conditioned upon the achievement of performance goals set by the committee in granting the performance unit and may be paid in cash, shares of our common stock, other property or a combination thereof. The performance period for a performance unit must be at least one year. The maximum value of the property that may be paid to a participant pursuant to a performance unit in any year is $500,000.

Other Stock-Based Awards. The 2013 Plan also provides for the award of shares of our common stock and other awards that are valued by reference to our common stock, including unrestricted stock, dividend equivalents and convertible debentures. Awards of unrestricted stock may only be granted in lieu of compensation that would otherwise be payable to the participant.

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Minimum Vesting Conditions. Subject to the terms of the 2013 Plan and the applicable award agreement, any award of restricted stock, RSUs and other stock-based awards will be subject to vesting during a restriction period of at least three years following the date of grant, except that a restriction period of at least one year is permissible if vesting is conditioned upon the achievement of certain performance goals established by the committee. In addition, subject to the terms of the 2013 Plan and the applicable award agreement, such awards may vest in part on a pro-rata basis prior to the expiration of any restriction period, and up to five percent of shares available for grant subject to full-value awards may be granted without regard to the restriction period, and the Committee may accelerate the vesting and lapse of any restrictions with respect to any such awards.

Performance Goals. The 2013 Plan provides that performance goals may be established by the committee in connection with the grant of restricted stock, RSUs, performance unit or other stock-based awards. In the case of an award intended to qualify for the performance-based compensation exception of Section 162(m) of the Code: (i) such goals will be based on the attainment of specified levels of one or more of the following measures: asset growth, stock price, earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization), earnings per share (whether on pre-tax, after-tax, operations or other basis), operating earnings, total return to shareholders, ratio of debt to debt plus equity, net borrowing, credit quality or debt ratings, return on assets or operating assets, asset quality, net interest margin, loan portfolio growth, efficiency ratio, deposit portfolio growth, liquidity, market share, objective customer service measures or indices, shareholder value added, embedded value added, loss ratio, expense ratio, combined ratio, premiums, pre- or after-tax income, net income, cash flow (before or after dividends), expense or expense levels, economic value added, cash flow per share (before or after dividends), free cash flow, gross margin, risk-based capital, revenues, revenue growth, sales growth, return on capital (including return on total capital or return on invested capital), capital expenditures, cash flow return on investment, cost, cost control, gross profit, operating profit, economic profit, profit before tax, net profit, cash generation, unit volume, sales, net asset value per share, asset quality, cost saving levels, market-spending efficiency, core non-interest income or change in working capital, in each case with respect to the Company or any one or more Subsidiaries, divisions, business units or business segments thereof, either in absolute terms or relative to the performance of one or more other companies (including an index covering multiple companies); and (ii) such performance goals will be set by the committee within the time period and other requirements prescribed by Section 162(m) of the Code and the regulations promulgated thereunder.

Change in Control. Unless provided otherwise in the applicable award agreement, in the event that a participant’s employment terminates within two years following a change in control by reason of death, disability or retirement or without cause or a resignation for “good reason,” awards granted under the 2013 Plan will generally vest in full (i.e., the awards “double-trigger” vest); and any option or SAR right held by the participant as of the date of the change in control that remains outstanding as of the date of such termination of employment may thereafter be exercised until the later of (i) in the case of incentive stock options, the last date on which such options would otherwise be exercisable, and (ii) in the case of nonqualified options and SARs, the later of (A) the last date on which such option or SAR would otherwise be exercisable and (B) the earlier of (1) the third anniversary of the change in control and (2) the expiration of the option’s or SAR’s term.

If, however, an acquirer does not agree to assume the awards, in connection with the change in control, the awards will vest in full upon the change in control.

For the purposes of the 2013 Plan, a “change in control” will be deemed to occur upon:

•	the acquisition by any individual, entity or group of “beneficial ownership” (pursuant to the meaning given in Rule 13d-3 under the Exchange Act) of 35% or more (on a fully diluted basis) of either (a) the outstanding shares of the Company’s common stock or (b) the combined voting power of the Company’s then outstanding voting securities, with each of clauses (a) and (b) subject to certain exceptions, such as acquisitions from the Company or an employee benefit plan of the Company;

•	a majority of the directors who constituted the Company’s board of directors at the time the 2013 Plan was adopted are replaced by directors whose appointment or election is not endorsed by at least a majority of the incumbent directors then on the board of directors;

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•	consummation of a merger, consolidation or sale of all or substantially all of the Company’s assets other than a transaction in which all or substantially all of the shareholders of the Company receive 50% or more of the stock of the company resulting from the transaction, at least a majority of the board of directors of the resulting corporation were members of the incumbent board, and after which no individual, entity or group owns 35% or more of the stock of the resulting corporation, who did not own such stock immediately before the transaction; or

•	approval by the Company’s shareholders of the Company’s complete dissolution or liquidation.

Amendment. Our Board of Directors or the committee may amend, alter or discontinue the 2013 Plan, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of the participant with respect to a previously granted award without such participant’s consent, except such an amendment made to comply with applicable law, including without limitation Section 409A of the Code, stock exchange rules or accounting rules. In addition, no such amendment shall be made without the approval of our shareholders (a) to the extent such approval is required (1) by applicable law or the listing standards of the applicable stock exchange as in effect as of the date hereof or (2) under applicable law or the listing standards of the applicable stock exchange as may be required after the date hereof, (b) to the extent such amendment would materially increase the benefits accruing to participants under the 2013 Plan, (c) materially increase the number of securities which may be issued under the 2013 Plan or (d) materially modify the requirements for participation in the 2013 Plan.

Federal Income Tax Consequences

The following is a summary of certain federal income tax consequences of awards made under the 2013 Plan based upon the laws in effect on the date hereof. The discussion is general in nature and does not take into account a number of considerations which may apply in light of the circumstances of a particular participant under the 2013 Plan. The income tax consequences under applicable state and local tax laws may not be the same as under federal income tax laws.

Non-Qualified Stock Options. A participant will not recognize taxable income at the time of grant of a non-qualified stock option, and we will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and we generally will be entitled to a corresponding deduction.

Incentive Stock Options. A participant will not recognize taxable income at the time of grant of an incentive stock option. A participant will not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date the shares were transferred, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and we will not be entitled to any deduction. If, however, such shares are disposed of within such two- or one-year periods, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair market value of such shares on the date of exercise over the exercise price, and we generally will be entitled to a corresponding deduction. The excess of the amount realized through the disposition date over the fair market value of the stock on the exercise date will be treated as capital gain.

SAR. A participant will not recognize taxable income at the time of grant of a SAR, and the Company will not be entitled to a tax deduction at such time. Upon exercise, a participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) equal to the fair market value of any shares delivered and the amount of cash paid by us, and we generally will be entitled to a corresponding deduction.

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Restricted Stock. A participant will not recognize taxable income at the time of grant of shares of restricted stock, and we will not be entitled to a tax deduction at such time, unless the participant makes an election under Section 83(b) of the Code to be taxed at such time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. We are entitled to a corresponding deduction at the time the ordinary income is recognized by the participant, except to the extent the deduction limits of Section 162(m) of the Code apply. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income. We will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

RSUs. A participant will not recognize taxable income at the time of grant of a RSU, and we will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of settlement of the award equal to the fair market value of any shares delivered and the amount of cash paid by us, and we will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

Performance Units. A participant will not recognize taxable income at the time of grant of performance units, and we will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of settlement of the award equal to the fair market value of any shares or property delivered and the amount of cash paid by us, and we will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

Section 162(m) Limitations. As explained above, Section 162(m) of the Code generally places a $1 million annual limit on a company’s tax deduction for compensation paid to certain senior executives, other than compensation that satisfies the applicable requirements for a performance-based compensation exception. The 2013 Plan is designed so that options and SARs qualify for this exemption, and it also permits the committee to grant other awards designed to qualify for this exception. However, the committee reserves the right to grant awards that do not qualify for this exception, and, in some cases, the exception may cease to be available for some or all awards that otherwise so qualify. Thus, it is possible that Section 162(m) of the Code may disallow compensation deductions that would otherwise be available to the company.

The foregoing general tax discussion is intended for the information of shareholders considering how to vote with respect to this Proposal and not as tax guidance to participants in the 2013 Plan. Participants are strongly urged to consult their own tax advisors regarding the federal, state, local, foreign and other tax consequences to them of participating in the 2013 Plan.

New 2013 Plan Benefits

The benefits that will be awarded or paid under the 2013 Plan are not currently determinable. Awards granted under the 2013 Plan are within the discretion of the committee, and the committee has not determined future awards or who might receive them.

Vote Required

To be approved, Proposal 4 requires the affirmative vote of the holders of a majority of the shares of common stock cast at the Annual Meeting. Abstentions and broker non-votes will not be treated as votes cast and, therefore, neither will have an effect on the vote for this Proposal 4.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ADOPTION OF THE BNC BANCORP 2013 OMNIBUS STOCK INCENTIVE PLAN

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PROPOSAL 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has appointed Cherry Bekaert as the independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2013, subject to ratification by BNC’s shareholders. Representatives of Cherry Bekaert are expected to attend the Annual Meeting and will be afforded an opportunity to make a statement, if they so desire, and to respond to appropriate questions from shareholders.

Audit Fees. For 2012 and 2011, we incurred aggregate fees of $352,545 and $213,000, respectively, for the audits of the consolidated financial statements of the Company, reviews of the quarterly consolidated financial statements of the Company and the audit of the design and operating effectiveness of internal control over financial reporting in compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

Audit-related Fees. We incurred aggregate audit-related fees of $14,000 in each of 2012 and 2011for assurance services related to the audits of our employee benefit plan.

Tax Fees. We did not incur any fees payable to Cherry Bekaert for tax services for fiscal years 2012 and 2011.

Other Fees. We did not incur any fees payable to Cherry Bekaert for any other services for to the fiscal years 2012 and 2011.

Audit Committee Pre-Approval Policies and Procedures

The fees billed by Cherry Bekaert are pre-approved by our Audit Committee in accordance with the policies and procedures for the Audit Committee set forth in the committee’s charter. The Audit Committee typically pre-approves all audit and non-audit services provided by the Company’s independent registered accounting firm and may not engage the independent registered accounting firm to perform any prohibited non-audit services. For 2012 and 2011, one hundred percent of the total fees paid for audit and audit related services were pre-approved.

The Audit Committee reviews the non-audit services performed by Cherry Bekaert, if any, and determines whether the rendering of non-audit professional services by Cherry Bekaert, as identified above, is compatible with maintaining Cherry Bekaert’s independence.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF CHERRY BEKAERT AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

OTHER BUSINESS

Management knows of no other matters to be presented for consideration at the Annual Meeting or any adjournments thereof. If any other matters shall properly come before the Annual Meeting, it is intended that the proxy holders named in the enclosed form of proxy will vote the shares represented thereby in accordance with their judgment, pursuant to the discretionary authority granted therein.

PROPOSALS FOR 2014 ANNUAL MEETING

It is presently anticipated that the 2014 Annual Meeting of Shareholders of the Company will be held in May 2014. In order for shareholder proposals to be included in the Company’s proxy materials for that meeting, such proposals must be received by the Secretary of the Company at the Company’s principal executive office no later than December 17, 2013 and meet all other applicable requirements for inclusion in the proxy statement.

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In the alternative, a shareholder may commence his or her own proxy solicitation and present a proposal from the floor at the 2014 Annual Meeting of Shareholders of the Company. In order to do so, the shareholder must notify the Secretary of the Company in writing, at the Company’s principal executive office no later than March 2, 2014, of his or her proposal. If the Secretary of the Company is not notified of the shareholder’s proposal by March 2, 2014, the Board of Directors may vote on the proposal pursuant to the discretionary authority granted by the proxies solicited by the Board of Directors for the 2014 Annual Meeting.

Directors and EXECUTIVE OFFICERS

The following sets forth certain information with respect to the persons who are executive officers of the Company and current directors of the Company and the Bank. The following includes each director’s specific experience, qualifications, attributes and skills that lead the Board to conclude that each director is well qualified to serve as a member of the Board. Each member of the Board of Directors of the Company serves as a member of the Board of Directors of the Bank.

Board of Directors

Directors whose terms expire in 2014

Larry L. Callahan, age 65, is the President and owner of Callahan, Inc. and is also the Owner of Triad Land Surveying. He has served as a director of the Bank and the Company since 2002 and has over 20 years of banking experience. Mr. Callahan attended a community college for one year. He has attended Director Assemblies and the Directors College with the NCBA.

Joseph M. Coltrane, Jr., age 66, is an attorney with Coltrane, Grubbs PLLC. He has served as a director of the Bank and the Company since 2002 and has over 15 years of banking experience. Mr. Coltrane earned a B.A. in Journalism and a J.D. from the University of North Carolina at Chapel Hill. He has completed 360 hours of legal and continuing education sponsored by the North Carolina Banking Institute, as well as attended Director Assemblies and Directors College with the NCBA.

Richard F. Wood, age 68, is employed by Wells Fargo Advisors as a Financial Advisor/Investment Officer. He is also the Secretary of the Company. Mr. Wood has served as a director of the Bank since 1991 and of the Company since 2002 and has over 20 years of banking experience. Mr. Wood attended East Carolina University. He has attended Director Assemblies and Directors College with the NCBA.

G. Kennedy Thompson, age 62, is a Principal of Aquiline Capital Partners LLC, a New York based financial services private equity firm (“Aquiline”). Aquiline indirectly owns 7.36% of the Company’s voting common stock and 24% of the Company’s non-voting common stock. Mr. Thompson is Aquiline’s representative (the “Board Representative”) on the Board of Directors pursuant to an Investment Agreement between Aquiline and the Company. Under the terms of the Investment Agreement, we are required to use our reasonable best efforts to have Board Representative elected as a director of the Company by our shareholders. Further, upon the death, resignation, retirement, disqualification, or removal from office of the Board Representative as a member of the Company’s Board of Directors or the Bank’s Board of Directors, Aquiline has the right to designate the replacement for such Board Representative. We are required to use our reasonable best efforts to take all action required to fill the vacancy resulting therefrom with such person. Mr. Thompson was President and Chief Executive Officer of Wachovia Corporation from 2000 to 2008. He worked at Wachovia and First Union for 32 years. Mr. Thompson served in numerous industry leadership positions including Chairman of The Clearing House, Chairman of The Financial Services Roundtable, Chairman of the Financial Services Forum and President of the International Monetary Conference. He served on the Federal Advisory Council of the Federal Reserve Board for three years and was President in 2007. He currently serves on the board of Hewlett-Packard and in the past five years served on the board of Wachovia Corporation and Carolinas Healthcare System. He is a Trustee of The Morehead-Cain Foundation. Mr. Thompson received a B.A. from the University of North Carolina at Chapel Hill and an M.B.A. from Wake Forest University.

Directors whose terms expire in 2015

Charles T. Hagan III, age 64, is an attorney and member of Hagan Davis Mangum Barrett & Langley PLLC from May 2007 to the present. Prior to May 2007, he was an attorney and member at Nexsen, Pruet, Adams, Kleemeier PLLC. He has served as a director of the Bank and the Company since 2006 and has over 10 years of banking experience. Mr. Hagan earned a B.A. degree from the University of North Carolina at Chapel Hill and a J.D. from Wake Forest University. He has attended Director Assemblies and Directors College with the NCBA and numerous NCBA seminars.

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W. Swope Montgomery, Jr., age 64, is the President and Chief Executive Officer of the Company and Chief Executive Officer of the Bank. He has served as a director of the Bank since 1991 and of the Company since 2002 and has over 40 years of banking experience. Mr. Montgomery earned a B.A. degree from the University of North Carolina at Chapel Hill. He has attended numerous seminars and Directors College with the NCBA.

Richard D. Callicutt II, age 53, is the Chief Operating Officer and Executive Vice President of the Company and President and Chief Operating Officer of the Bank. He has served as a director of the Bank and the Company since 2003 and has over 31 years of banking experience. Mr. Callicutt earned a B.S. degree from High Point University. He has attended numerous seminars and Directors College with the NCBA.

Robert A. Team, Jr., age 57, is the President of Carolina Investment Properties, Inc. He has served as a director of the Bank since 2000 and of the Company since 2002 and has over 15 years of banking experience. Mr. Team earned a B.S. degree from Wake Forest University. He has attended numerous seminars and Directors College with the NCBA.

Nominees for Election at 2013 Annual Meeting

Lenin J. Peters, M.D., age 61, is the President of Bethany Medical Center. He has served as a director of the Bank since 1991 and of the Company since 2002 and has a total of 20 years banking experience. Dr. Peters earned his medical degree from the University of Pittsburgh, Pennsylvania. Dr. Peters has attended several financial and corporate governance courses from the Wharton School of Business.

Thomas R. Smith, CPA, age 64, is the President of Smith McWhorter, P.A., a CPA firm. He has served as a director of the Bank since 1997 and of the Company since 2002 and has over 20 years of banking experience. Mr. Smith earned a B.S. degree from Barton College. He has attended several Director Assemblies and Directors College with the NCBA and numerous NCBA seminars.

D. Vann Williford, age 65, is the CEO of Vesco Material Handling Equipment, Inc. (d/b/a Atlantic Coast Toyotalift). He has served as a director of the Bank since 1991 and of the Company since 2002 and has over 20 years of banking experience. Mr. Williford earned a B.S. degree from North Carolina State University. He has attended Director Assemblies and Directors College with the NCBA.

Thomas R. Sloan, age 68, is retired. Mr. Sloan was previously employed as an internal consultant with Essilor Laboratories of America, an optical equipment and supply company, until 2003. Prior to 2003, he was the Chairman of Essilor Laboratories of America. Mr. Sloan has served as a director of the Company and the Bank since 2006 and has over 15 years of banking experience. Mr. Sloan earned a B.S and M.S. in Optics from the University of Rochester and an M.B.A. from Northeastern University. He has attended several Director Assemblies and Directors College with the NCBA and numerous NCBA seminars. Mr. Sloan has served on the board of the following companies: Precision Fabrics Group, Inc.; Piedmont Pharmaceuticals, Inc.; AgData, Inc.; Mediwave Star Technology, Inc.; and Bioptigen, Inc., none of which are public companies.

John S. Ramsey, Jr., age 64, is a self-employed business consultant and a former director of KeySource. He joined the Company’s Board of Directors after consummation of the KeySourse transaction in accordance with the terms of the Keysource Agreement. Mr. Ramsey has worked in the insurance industry since 2008. During his tenure with KeySource, he was chairman of the KeySource board of directors and also served on that company’s executive, audit, compensation, ALCO and loan committees. Mr. Ramsey has over 40 years of banking experience. He received a B.S. in Business Administration from the University of South Carolina and has attended the NCBA Directors College and numerous NCBA seminars.

James T. Bolt, Jr., age 64, is the former CEO and President of First Trust and on December 1, 2012, was elected an Executive Vice President of the Bank and joined the Company’s Board of Directors after consummation of the First Trust transaction in accordance with the terms of the First Trust Agreement. Mr. Bolt has 42 years of banking experience and served as President and CEO of First Trust for the past 13 years. Mr. Bolt received a B.S. in Business Administration from East Carolina University. He is also a graduate of Stonier Graduate School of Banking and has attended the NCBA Directors College.

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Elaine M. Lyerly, age 61, is the majority shareholder and serves as the CEO of Lyerly Agency, Inc., a public relations company, and is the majority member of Buffalo Girls, LLC. She joined the Company’s Board of Directors after consummation of the First Trust transaction in accordance with the terms of the First Trust Agreement. She served on the First Trust board of directors from 1998 to 2012 and served on that company’s audit committee. Ms. Lyerly also serves as a board member and vice chair of the National American Red Cross. Ms. Lyerly has an Associates Degree from Central Piedmont Community College and has attended the NCBA Directors College.

No director or principal officer is related to another director or principal officer. Other than Mr. Thompson, no director is a director of any company with a class of securities registered pursuant to the Exchange Act.

Executive Officers

W. Swope Montgomery, Jr., age 64, serves as Chief Executive Officer of the Bank and President and Chief Executive Officer of the Company. He has been employed by the Bank since 1991 and the Company since its organization in 2002. Mr. Montgomery has over 40 years of banking experience.

Richard D. Callicutt II, age 53, serves as President and Chief Operating Officer of the Bank and Executive Vice President and Chief Operating Officer of the Company. He has been employed by the Bank since 1991 and the Company since its organization in 2002. Mr. Callicutt has over 30 years of banking experience.

David B. Spencer, age 50, serves as Executive Vice President and Chief Financial Officer of the Bank and the Company. He has been employed by the Bank since 1997 and the Company since its organization in 2002. Mr. Spencer has over 25 years of banking experience.

CORPORATE GOVERNANCE MATTERS

Board Leadership Structure

We have traditionally operated with separate Chief Executive Officer and Chairman of the Board positions. The Board believes that having separate persons serving as chief executive officer and chairman and a majority of independent directors provides the optimal board leadership structure for our Company and our shareholders. The chief executive officer’s responsibility is to manage the Company and the chairman’s responsibility is to lead the Board. Thomas R. Sloan is currently serving as Chairman of the Board. All of the members of the Board of Directors, other than W. Swope Montgomery, Jr. and Richard D. Callicutt II, executive officers of the Company, and James T. Bolt, Jr., an executive officer of the Bank, are independent under NASDAQ listing requirements. The Company has four standing committees: Executive, Nominating and Corporate Governance, Audit and Compensation. All but the Executive Committee is made up entirely of independent directors. Mr. Montgomery, the Chief Executive Officer, serves on the Executive Committee. The Bank has Asset/Liability Management and Loan Committees. The duties of the Company’s committees and the qualifications of the independent directors are described below.

The Nominating and Corporate Governance Committee, as part of its annual review, evaluates the Board leadership structure and Board performance and reports its findings to the whole Board.

Board’s Role in Risk Oversight

Directors keep themselves informed of the activities and condition of the Company and of the risk environment in which it operates by regularly attending Board and committee meetings, and by review of the meeting materials, auditors’ finding and recommendations. Directors also stay abreast of current trends and regulatory developments by briefings from senior management and counsel, auditors or other consultants and more formal director education. Each of the Company’s and the Bank’s committees considers risks within its area of responsibility. The Bank’s Asset/Liability Management and Loan Committees give monthly reports to the Company’s Board. The Audit Committee and the full Board focus on the Company’s most significant risks in the areas of liquidity, credit, interest rate and general risk management strategy. The Board sets policy guidelines in the areas of loans and asset/liability management that are reviewed on an on-going basis. Mr. William McKendry, the Bank’s and the Company’s Chief Enterprise Risk Officer, brings a diverse banking background with extensive experience in risk management. He is responsible for managing and monitoring risks and implementing appropriate strategies to mitigate identified risks. He regularly makes reports to the Board on the Company’s risk management strategies regarding mitigating risk. Management, the Board, and the Board’s committees utilize third-party consultants and advisors to help them examine and assess the Bank’s and the Company’s enterprise risk management. While the Board oversees the Company’s risk management, management is responsible for day-to-day risk management following the dictates of the Board’s policy decisions.

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Communication with Board Members

We do not have formal procedures for shareholder communication with our Board. In general, our directors and officers are easily accessible by telephone, postal mail or e-mail. Any matter intended for your Board, or any individual director, can be directed to W. Swope Montgomery, Jr., our President and Chief Executive Officer or David B. Spencer, our Chief Financial Officer, at our principal executive office, 3980 Premier Drive – Suite 210, High Point, North Carolina 27265. You also may direct correspondence to our Board, or any of its members, in care of the Company at the foregoing address. Your communication will be forwarded to the intended recipient unopened.

Attendance at Annual Meetings

Although it is customary for all of our directors to attend annual meetings of shareholders, we have no formal policy in place requiring attendance. All of the Company’s directors attended our annual meeting of shareholders held on May 21, 2012.

Shareholder Nominations

Our Bylaws provide that in order to be eligible for consideration at the annual meeting of shareholders, all nominations of directors, other than those made by the Nominating and Corporate Governance Committee, must be in writing and must be delivered to the Secretary of the Company not less than 50 days nor more than 90 days prior to the meeting at which such nominations will be made; provided, however, that if less than 60 days’ notice of the meeting is given to the shareholders, such nominations must be delivered to the Secretary of the Company not later than the close of business on the tenth day following the day on which the notice of meeting was mailed.

The Board may disregard any nominations that do not comply with these requirements. Upon the instruction of the Board, the inspector of voting for an annual meeting may disregard all votes cast for a nominee if the nomination does not comply with these requirements. Written notice of nominations should be directed to the Secretary of the Company.

Board Meetings

Our Board is scheduled to meet on a monthly basis or as needed. During 2012, the Board met 13 times. Other than our newly appointed directors, Messrs. Ramsey and Bolt and Ms. Lyerly, all incumbent directors attended more than 75% of the total number of meetings of the Board and its committees on which they served during the year.

Executive Session

The members of the Board of Directors who are independent under NASDAQ listing standards meet regularly in executive session without management present. Executive sessions are generally held in connection with a regularly scheduled Board meeting. In addition, executive sessions may be held when called by two or more directors or at the request of the Board of Directors.

Committees of the Board

During 2012, our Board had four standing committees, the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Executive Committee. The Board appoints the voting members of these Committees annually from among its members.

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Executive Committee. Our Executive Committee consists of Charles T. Hagan III, W. Swope Montgomery, Jr., Lenin J. Peters, M.D., Thomas R. Sloan, Thomas R. Smith, CPA, Robert A. Team, Jr., and D. Vann Williford. The Executive Committee makes recommendations to the full Board and acts on policies adopted by the Board in the absence of a meeting of the entire Board. During the fiscal year ended December 31, 2012, the Executive Committee met seven times.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee consists of Charles T. Hagan III (chairman), Larry L. Callahan, Joseph M. Coltrane, Jr., and Richard F. Wood. All members of the Nominating and Corporate Governance Committee are “independent” as defined in the NASDAQ’s listing standards. The Nominating and Corporate Governance Committee evaluates qualifications and candidates for positions on the Company’s Board and nominates new and replacement members for the Board. In addition, the Nominating and Corporate Governance Committee facilitates an annual evaluation by the Board members of the performance of the Board, as a whole, as well as each individual director.

In reviewing candidates for the Board, the Nominating and Corporate Governance Committee seeks individuals whose background, knowledge and experience will assist the Board in furthering the interests of BNC and its shareholders. Some of the factors considered in the Nominating and Corporate Governance Committee’s evaluation of potential directors include:

•	financial, regulatory, accounting and business experience, knowledge of the banking and financial services industries, familiarity with the operations of public companies and the ability to understand financial statements;
•	personal financial interest in the Company’s and the Bank’s long-term growth, stability, and success;
•	the need for a director possessing particular skills, experience, attributes or experience;
•	diversity;
•	community leadership and involvement;
•	the performance and past and future contributions of our current directors;
•	the value of continuity on the Board;
•	personal and professional integrity, honesty and reputation;
•	the ability to devote sufficient time and energy to the performance of his or her duties;
•	independence under applicable SEC and NASDAQ listing standards; and
•	contributions to the range of talent, skill and expertise appropriate for the Board.

The Nominating and Corporate Governance Committee reviews the qualifications of, and approves and recommends to the Board, those individuals to be nominated for positions on the Board and submitted to shareholders for election at each annual meeting. With respect to nominating an existing director for re-election to the Board, the Nominating and Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance, length of Board service, experience, skills and contributions that the existing director beings to the Board. In addition, the Nominating and Corporate Governance Committee will consider nominees for the Board by shareholders that are proposed in accordance with the advance notice procedures in our Bylaws that are described in the section of this Proxy Statement entitled “Proposals for 2014 Annual Meeting”.

The Nominating and Corporate Governance Committee identifies director nominees from various sources such as officers, directors, and shareholders and in 2012, did not retain the services of any third party consultants to assist in identifying and evaluating potential nominees. The Nominating and Corporate Governance Committee will consider and evaluate a director candidate recommended by a shareholder in the same manner as a Nominating and Corporate Governance Committee-recommended nominee. The Nominating and Corporate Governance Committee received no nominations from any of our shareholders for the 2013 Annual Meeting.

The Company has no written mandatory diversity policy; however, when considering nominees for the Board, the Nominating and Corporate Governance Committee defines diversity broadly to include, in addition to race, gender, ethnicity and age, differences in professional experience, educational background, geographic mix within the Company’s market area, skills and other individual qualities and attributes that foster Board heterogeneity in order to encourage and maintain Board effectiveness. Accordingly, diversity is one of multiple factors considered by the Nominating and Corporate Governance Committee in selecting director nominees and is consistent with the Nominating and Corporate Governance Committee’s goal of creating a Board of Directors that best serves the needs of the Company and its shareholders. Any qualified candidate receives consideration regardless of race, gender or national origin.

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A copy of the Nominating and Corporate Governance Committee Charter, which is reviewed annually, is available on the Company’s website: www.bncbancorp.com.

The Nominating and Corporate Governance Committee met five times in 2012.

Audit Committee. The Company’s Board has a standing Audit Committee. Our Audit Committee consists of Thomas R. Smith, CPA (chairman), Joseph M. Coltrane, Jr., Charles T. Hagan III, and Richard F. Wood. The BNC Board of Directors has determined that these directors are “independent” as defined in the NASDAQ listing standards and the SEC’s rules and regulations. The Audit Committee meets on an as needed basis (but no less than four times per year) and, among other responsibilities, (i) appoints, compensates and retains BNC’s independent auditor; (ii) oversees the independent auditing of BNC; (iii) arranges for, receives and reviews periodic written and verbal reports from the independent auditors, from management and from all internal audit contractors and employees; (iv) reviews corporate policies regarding compliance with laws and regulations, conflicts of interest and employee misconduct and reviews situations related thereto; (v) reviews, develops and implements the Company’s internal audit policies and procedures, and appoints, meets with and oversees all internal audit contractors and employees and the management employees who are directly responsible for those activities; (vi) establishes and reviews annually procedures for the receipt, retention, and treatment of complaints regarding accounting, internal auditing controls and auditing matters; (viii) pre-approves all audit and non-audited related services provided by the independent auditor; and (ix) performs other duties as may be assigned to it by the Board.

A copy of the Audit Committee Charter, which is reviewed annually, is available on the Company’s website: www.bncbancorp.com.

The Audit Committee met 12 times during the fiscal year ended December 31, 2012.

The BNC Board of Directors has determined that Thomas R. Smith, CPA, is an “audit committee financial expert” and “independent” as defined under applicable rules and regulations. The Board’s affirmative determination was based upon, among other things, his educational and professional credentials and financial background.

Compensation Committee. The Compensation Committee is responsible for developing, implementing and maintaining the Company’s compensation policies. The members of the Compensation Committee in fiscal year 2012 were D. Vann Williford (chairman), Joseph M. Coltrane, Jr., Thomas R. Sloan, Thomas R. Smith, CPA, and Lenin J. Peters, M.D. All of the members of the Compensation Committee are independent as defined in the NASDAQ’s listing standards. The Board of Directors determines on an annual basis each director’s independence.

Direct responsibilities of the Committee include, but are not limited to:

•	evaluating and approving goals and objectives relevant to compensation of the named executive officers and evaluating the performance of the executives in light of those goals and objectives;

•	determining and approving the compensation level for the CEO;

•	reviewing and approving the compensation structure for other key executive officers;

•	evaluating and approving all grants of equity-based compensation to executive officers;
•	reviewing performance based and equity based incentive plans for the CEO and other executive officers and reviewing the Bank’s other benefit programs presented to the Compensation Committee by the CEO;

•	recommending director compensation to the Board;

•	recommending any equity compensation grants to the Board for approval;

•	reviewing and recommending employment or other agreements with the Company’s executive officers;

•	reviewing the Company’s and the Bank’s overall compensation practices to ensure that those practices do not encourage unnecessary and excessive risk that threaten the value of the Company and the Bank; and
•	reviewing the Company’s compliance with legal and regulatory requirements related to compensation practices and arrangements.

A copy of the Compensation Committee’s Charter, which is reviewed annually, is available on the Company’s website: www.bncbancorp.com.

The Compensation Committee met six times in 2012.

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Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is now, or formerly was, an officer or employee of the Company or the Bank. None of the named executive officers serves as a member of the board of directors of another entity whose executive officers or directors serve on the Company’s Board of Directors.

Committees of Bank Board

All of the members of the Company’s Board of Directors serve on the Board of Directors of the Bank. The Bank’s board of directors has appointed several standing committees to which certain responsibilities have been delegated – including the Asset/Liability Management Committee and the Loan Committee.

Code of Ethics

We have a Code of Business Conduct and Ethics for our directors, officers and employees. The Code of Business Conduct and Ethics requires that individuals avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the best interests of the Company and the Bank. The Code of Business Conduct and Ethics is a guide to help ensure that all employees live up to the highest ethical standards.

A copy of the Code of Business Conduct and Ethics is available on the Company’s website at www.bncbancorp.com.

As is permitted by SEC rules, the Company intends to post on its website any amendment to or waiver from any provision in the Code of Ethics for the chief executive officer and senior financial officers that applies to the chief executive officer, the chief financial officer, the controller, or persons performing similar functions, and that relates to any element of the standards enumerated in the rules of the SEC.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires certain of the Company’s officers and directors, and persons who own more than ten percent of the common stock, to file reports of ownership and changes in ownership with the SEC. Such executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company’s certain officers and directors, we believe that during the fiscal year ended December 31, 2012, all the officers and directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

This Compensation Discussion and Analysis describes the Company’s compensation philosophy, objectives and decision-making process related to the compensation provided to the CEO, and the other “Named Executive Officers”. For 2012 our Named Executive Officers were:

•	W. Swope Montgomery, President and Chief Executive Officer of the Company and Chief Executive Officer of the Bank.
•	Richard D. Callicutt II, Executive Vice President and Chief Operating Officer of the Company and President and Chief Operating Officer of the Bank.
•	David B. Spencer, Executive Vice President and Chief Financial Officer of the Company and the Bank.

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Compensation Decision Making Process

The Company’s compensation structure is designed to ensure direct supervision and accountability with respect to performance evaluations at each level of the organization. The Compensation Committee is directly responsible for determining the total compensation level and individual components of the CEO’s compensation package. The CEO, in turn, is directly responsible for recommending for approval by the Compensation Committee the compensation packages for the executives that report directly to the CEO. This system continues in sequence throughout the Company’s chain-of-command, by the employee’s direct supervisor, subject to approval by the next higher level of management, and an overall review by the Company’s human resources department. The CEO may not be present during any deliberations or voting on the components of or his aggregate compensation package.

The Compensation Committee considers input from outside compensation consultants as one factor in making decisions with respect to compensation matters, along with information and analyses it receives from management and its own judgment and experience on the Company’s compensation policies and programs. The Compensation Committee has adopted a policy requiring its compensation consultants to be independent of the Company and management and performs an annual assessment of any consultant’s independence. In 2012, the Compensation Committee engaged Pearl Meyer & Partners (“PM&P”) to assist the Compensation Committee in conducting an updated total compensation market analysis for BNC’s executive officers using information from a peer group of community banks with similar characteristics, such as growth in franchise value and profitable financial performance, and against whom we would be competing for executive talent. The Compensation Committee assessed PMP’s independence and confirmed that the firm’s work has not raised any conflict of interest and is independent under the Compensation Committee’s policy. The Compensation Committee used publicly available peer group information in its overall review of performance based and equity based incentive plans for the CEO and other executive officers. In addition, as part of its on-going work with our Board of Directors, Wachtell, Lipton, Rosen and Katz began a review of all of the Company’s and the Bank’s compensation plans and policies. The goal of this review is to develop a compensation structure that uses more performance based equity compensation while mitigating any incentive for the executive officers to engage in unnecessary and excessive risk or encourage behavior that is focused on short-term results rather than long-term value creation. While this review began in 2012, it is not expected to be completed and implemented until sometime in 2013.

Objectives of Our Compensation Program

The objectives of our compensation programs are to:

•	support the attainment of our vision, business strategy and operating imperatives;
•	align management and shareholder interests;
•	reinforce our business values;
•	compensate fairly our executives for their efforts and reward achievement of the Company’s goals; and
•	guide the design and implementation of effective executive compensation and benefit plans.

We believe that we can best achieve the overall objective of our compensation program by directly linking total compensation paid to the directors and employees, including the Named Executive Officers, to the Company’s financial performance. In order to accomplish this overall objective, our compensation program is designed to: (i) attract the qualified executives necessary to meet our needs as defined by the Company’s strategic plans, and (ii) retain and motivate executives whose performance supports the achievement of our long-term plans and short-term goals. The Compensation Committee believes that, given today’s competitive marketplace, along with our long track record of consistent financial results that have exceeded peers, retaining each of the members of our existing management team and attracting other high-level management talent are critical to our long-term success and fulfilling our fiduciary responsibilities to our shareholders.

Our core belief is that individuals who have incentive will work hard to the benefit of the Company’s shareholders. For example, in 2012:

•	our executive officers continued to take advantage of strategic opportunities in the volatile banking market and grew our Company and the Bank by expanding our franchise through acquisitions of First Trust in Charlotte, North Carolina; KeySource in Durham, North Carolina; the purchase of branches in Chapel Hill and Cary, North Carolina; and through the FDIC-assisted transaction of Carolina Federal in Charleston, South Carolina;

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•	the management team led efforts that significantly increased assets, core deposits, and loans, and reduced total non-performing assets;
•	the Company successfully completed a $72.5 million capital raise; and
•	Treasury no longer holds any of the Company’s securities.

The Compensation Committee considered these accomplishments during the past year and the Company’s performance compared to the performance of our peer group in making executive compensation decisions.

The Role of Shareholder Say-on-Pay Votes

At our 2012 Annual Meeting of shareholders held on May 21, 2012, 96.8% of the votes cast on the advisory vote on executive compensation (the Say-on-Pay proposal) were cast in favor of the proposal. The Compensation Committee believes this favorable vote affirms our shareholders’ support of its approach to executive compensation. As part of this Proxy Statement, management and the Board are recommending that shareholders have an annual opportunity to vote on the Company’s Say-on-Pay proposal. The Compensation Committee has and will continue to consider the outcome of the Say-on-Pay vote when making future compensation decisions for our Named Executive Officers.

Compensation Decision Process

To assist in making its compensation decisions, the Compensation Committee reviews compensation for executives in similar roles and responsibilities at banking institutions that are considered comparable to the Company. Both proxy data and compensation survey data are considered. Decisions made in 2012 were based on the Compensation Committee’s assessment of Company and personal performance and aided by the compensation review conducted by PM&P. The following peer group was used for 2012 compensation decisions:

Union First Market Bankshares Corporation	TowneBank
SCBT Financial Corporation	First Financial Bankshares, Inc.
First Bancorp	Community Trust Bancorp, Inc.
Tompkins Financial Corporation	Republic Bancorp, Inc.
Home BancShares, Inc.	Southside Bancshares, Inc.
Virginia Commerce Bancorp, Inc.	City Holding Company
Lakeland Financial Corporation	Century Bancorp, Inc.
First Community Bancshares, Inc.	Cardinal Financial Corporation
Fidelity Southern Corporation	S.Y. Bancorp, Inc.
Arrow Financial Corporation	QCR Holdings, Inc.
Porter Bancorp, Inc.	Suffolk Bancorp
First of Long Island Corporation

Elements of Compensation

Our compensation program consists of the following elements: (i) base salary, (ii) bonuses, (iii) short-term and long-term equity incentive awards, (iv) supplemental retirement plans, (v) deferred compensation and (vi) other executive benefits.

Base Salary. The salaries of our Named Executive Officers are designed to:

•	provide base pay benchmarked to the individual’s level of responsibility, talent and experience;
•	provide financial predictability;
•	provide a salary that is market competitive; and
•	promote retention of executives.

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Salaries are reviewed annually, and adjustments, if any, are made based on:

•	a review of market analyses that compare our Named Executive Officers’ salaries to compensation paid to person’s in such officer’s position in our peer group;
•	an evaluation of the individual officer’s responsibilities, job scope, and individual performance;
•	the Company’s overall financial and operating performance; and
•	the internal equity of our Named Executive Officers’ current compensation.

For example, the Compensation Committee assesses each officer’s success in achieving forecasted earnings and return ratios, business conduct and integrity, and leadership and team building skills. The Compensation Committee also considers any additional responsibilities and reporting relationships that the executives may have that are outside the typical job scope of their position. All salary increases reflect the Compensation Committee’s desire to maintain compensation relative to the peer group.

The Committee reviewed salaries of chief executive officers in the 2012 peer group described above. Based on this review, and the contribution of each Named Executive Officer relative to the success of our Company, the Committee determined that our Named Executive Officers’ salaries were in-line with comparable financial institutions and the overall contribution each provides to the success of our Company. The 2012 base salaries for each of our Named Executive Officers are reflected in the Summary Compensation table on pages 28-29 of this Proxy Statement.

Bonuses-Annual Cash Incentive Awards. The Board has not yet adopted a Bank-wide cash incentive award system. In August 2012, Treasury sold its preferred stock in the Company to private investors and in September 2012, the Company repurchased the warrant issued to Treasury. As a result, the Company is no longer subject to the TARP prohibition on cash-based incentive compensation. The Compensation Committee recommended, and the Board approved, bonuses of $75,000 to each of Messrs. Montgomery, Callicutt and Spencer to reward them for successfully managing the Company and the Bank in the difficult economic climate of the past few years, completing acquisitions that the Board considers advantageous to expanding the Bank’s geographical footprint in key markets, increasing core deposits, reducing total non-performing assets, and stabilizing loan growth.

Long-Term Equity Incentive Awards. The Company maintains the 2004 Plan, under which it is permitted to grant incentive stock options, restricted stock grants, SAR appreciation rights and performance units. The purpose of the 2004 Plan is to:

•	balance the short-term orientation of other compensation elements;
•	more directly align management and shareholder interests;
•	focus executives on the achievement of long-term results;
•	support the growth and profitability of the Company and the Bank;
•	allow key executives to accumulate key assets; and
•	retain executive talent.

We believe that the 2004 Plan promotes the interests of the Company by attracting and retaining employees of outstanding ability and providing executives of the Company and the Bank greater incentive to make material contributions to the success of the Company by providing them with stock-based compensation which will increase in value based upon the market performance of the common stock and/or the corporate achievement of financial and other performance objectives. The Compensation Committee intends to align the vesting of awards to the achievement of selected financial performance goals. Under the terms of the 2004 Plan, the Board of Directors always bases option exercise prices upon the closing trading price of the Company’s common stock on the date of grant.

The 2004 Plan expires in 2014 and, as of March 17, 2013, there were 198,561 remaining shares reserved under the current Omnibus Plan. The Compensation Committee also anticipates using more equity as part of our executives’ overall compensation package. For these reasons, in Proposal 4 in this Proxy Statement shareholders are being asked to approve the BNC Bancorp 2013 Omnibus Stock Incentive Plan, which is explained in detail under Proposal 4 on pages 9-14. If the BNC Bancorp 2013 Omnibus Stock Incentive Plan is approved by our shareholders at the Annual Meeting, the current 2004 Plan will be frozen and no more Rights will be awarded under the 2004 Plan.

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On July 2, 2012, Mr. Callicutt was awarded 22,000 shares of restricted stock and Messrs. Montgomery and Spencer were each awarded 12,000 shares of restricted stock at a per share price of $7.54 under the current 2004 Plan. The shares vest on July 2, 2014, contingent on continued employment with the Company. Because these shares were awarded during the TARP period, they are subject to the TARP compensation rules. As a result of Treasury’s sale of our TARP obligations on August 29, 2012, the Company is no longer subject to TARP’s executive compensation rules. However, because the TARP funds were not repaid in full and the preferred stock was sold by Treasury at a discount, the Company was required to cancel 25% of the restricted shares awarded on July 2, 2012, resulting in Mr. Callicutt’s award being reduced to 16,500 shares and Messrs. Montgomery’s and Spencer’s awards each being reduced to 9,000 shares. In addition to the July 2, 2012 restricted stock awards, twenty-five percent of the restricted stock awards to Messrs. Montgomery, Callicutt and Spencer made on December 15, 2009 and on August 22, 2011 and to Mr. Spencer on September 15, 2009 were also cancelled in connection with Treasury’s sale of the preferred stock of the Company to private purchasers at a discount. As a result, an aggregate of 28,750 restricted stock awards for Messrs. Montgomery, Callicutt and Spencer were cancelled in connection with Treasury’s sale of the Company’s preferred stock.

On October 2, 2012, each of Messrs. Montgomery, Callicutt and Spencer were awarded 8,000 shares of restricted stock at a per share price of $8.40 under the current 2004 Plan. This stock will vest only if the Company’s common stock price for any consecutive 90-day period prior to and including October 2, 2017, equals or exceeds $12.00 per share, subject to equitable adjustment upon the occurrence of certain events. In addition, on October 2, 2012, Mr. Montgomery was awarded 8,500 shares of restricted stock at a per share price of $8.40, which if Mr. Montgomery remains continuously employed with the Company will vest as follows: 2,750 shares on October 2, 2012; 2,750 shares on August 22, 2013; and 3,000 shares on July 2, 2014. On October 2, 2012, Mr. Callicutt was awarded 10,750 shares of restricted stock at a per share price of $8.40, which if Mr. Callicutt remains continuously employed with the Company will vest as follows: 2,500 shares on October 2, 2012; 2,750 shares on August 22, 2013; and 5,500 shares on July 2, 2014. On October 2, 2012, Mr. Spencer was awarded 9,500 shares of restricted stock at a per share price of $8.40, which if Mr. Spencer remains continuously employed with the Company will vest as follows: 3,375 shares on October 2, 2012; 3,125 shares on August 22, 2013; and 3,000 shares on July 2, 2014.

Other Executive Benefits - Perquisites. The Company provides the following to our Named Executive Officers:

•	country club memberships and dues;
•	personal use of Company-provided auto or auto allowance;
•	expenses for spouses to attend conferences; and
•	personal use of Company-provided cell phones.

For 2012, we determined the level of perquisites and benefits to offer based on the Compensation Committee’s review of other financial institutions in our market area. We believe these perquisites serve a dual purpose. They are competitive with companies in our market area, and facilitate the officer’s ability to work outside our corporate headquarters by assisting with travel and providing an external location to conduct business. See the Summary Compensation Table on page 28 for perquisites received by each Named Executive Officer.

Other Executive Benefits - Retirement Benefits. We maintain supplemental executive retirement agreements (SERPs) in the form of salary continuation and split dollar agreements, for the benefit of the Company’s Named Executive Officers. Our goal is to provide competitive retirement benefits given the restrictions on executives within tax-qualified plans. The Compensation Committee has worked in past years with Clark Consulting and Grady and Associates in analyzing the possible benefits of using SERPs to address the issues of internal and external equity in terms of retirement benefits offered to all employees at the Company as a percentage of final average pay and executives in our peer group. The Compensation Committee believes that supplemental retirement benefits for our Named Executive Officers are at levels deemed competitive with peers and within annual cost parameters established by the Compensation Committee. For more information on the SERPs, see pages 30-31 of this Proxy Statement.

Other Executive Benefits - Severance Benefits. We have employment agreements with our Named Executive Officers that provide, among other things, for severance benefits upon certain types of employment terminations. We believe employment agreements serve a number of functions, including (i) to enable us to retain our talented executive team; (ii) to mitigate any uncertainty about future employment and continuity of management in the event of a change in control; and (iii) to protect the Company’s and our customers interests through appropriate post-employment restrictions, including non-compete and non-solicitation covenants. Additional information regarding the employment agreements may be found on pages 29-30 of this Proxy Statement.

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Other Executive Benefits - Employee Benefit Plans. Our Named Executive Officers are eligible to participate in the employee benefit plans available to all of our employees, including medical, dental, life and disability insurance plans, as well as to participate in our 401(k) plan.

Participation in the Troubled Asset Relief Program on Executive Compensation

Under the provisions of the Emergency Economic Stabilization Act (“EESA”) enacted in 2008 to stabilize the US financial system, Treasury developed the TARP, which includes the CPP. On December 5, 2008, Treasury under the CPP invested $31.26 million in the Company’s preferred stock and a warrant for 543,337 shares of common stock. As a participant in the CPP, we were required to adopt certain requirements for executive compensation and corporate governance in accordance with Treasury’s interim final rule implementing the compensation and corporate governance requirements under EESA, as well as additional guidance issued by Treasury from time to time following the issuance of the interim final rule. The restrictions and requirements of participation in the CCP included: 1) prohibiting the payment of bonuses to our five most highly compensated employees other than bonuses in the form of restricted stock; 2) subjecting to a “clawback” any bonus or incentive compensation paid to a senior executive officer (“SEO”) or any of our next 20 most highly compensated employees that is based on financial statements or other criteria that prove to be materially inaccurate; 3) prohibiting payments to SEOs upon termination of employment; and 4) prohibiting incentive compensation pursuant to arrangements that are determined by our Compensation Committee to encourage our SEOs to take unnecessary and excessive risks that threaten the value of our company.

On August 29, 2012, Treasury completed the auction and sale of its investment in the Company’s preferred stock to private investors at a discount and on September 19, 2012, the Company repurchased the warrant granted to Treasury. As of August 29, 2012, we no longer are subject to the compensation restrictions and requirements of the TARP and the CPP.

Further, the Compensation Committee was required to provide annually a narrative description of how the SEO compensation plans do not encourage the SEOs to take unnecessary and excessive risks that threaten the value of the Company (including how the SEO plans do not encourage behavior focused on short-term results rather than long-term value creation), the risks posed by the employee compensation plans and how these risks were limited (including how the employee compensation plans do not encourage behavior focused on short-term results rather that long-term value creation), and how the Company has ensured that the employee compensation plans do not encourage the manipulation of the Company’s reported earnings to enhance the compensation of any employee. Within this framework, a variety of topics were discussed including:

•	the parameters of acceptable and excessive risk taking in light of a number of considerations, including the understanding that some risk taking is an inherent part of the operations of a financial institution;
•	the other controls that the Company and the Bank have established (other than reviews of the Company’s compensation practices) that limit undesirable risk taking; and
•	the general business goals and concerns of the Company, ranging from growth and profitability to the need to attract, retain and incentivize top tier talent.

As a result of this review and discussion, the Compensation Committee determined that the design and goals of the existing SEO and employee incentive compensation arrangements do not:

•	create an incentive for the SEOs or other employees to engage in unnecessary and excessive risk taking;
•	encourage behavior that is focused on short-term results rather than long-term value creation; or
•	encourage manipulation of the Company’s reported earnings to enhance the compensation of any employee.

The Committee believes that the discretionary nature of its decision-making process in determining the amount of any incentive compensation awards based upon its after-the-fact assessment of a variety of financial and other performance factors serves to mitigate the potential for excessive risk taking.

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Clawback Policy

Under the CPP, we were required to recover bonuses, retention awards, and incentive compensation paid to SEOs and the next 20 most highly compensated employees if they were based on materially inaccurate financial statements or other materially inaccurate performance metric criteria whether or not the employee was at fault, any misconduct had occurred or the financial statements were restated. While we are no longer bound by the CPP requirements, the Compensation Committee is committed to fully complying with Dodd Frank regarding a clawback policy once rule-making has been completed with respect to this provision. Until formal guidelines are available, the Compensation Committee will address any situation regarding the adjustment or recovery of incentive awards based on performance measures that are later restated or otherwise adjusted in a manner that would reduce the size of an award and will determine the proper course of action taking into consideration fairness to the Company’s shareholders and the recipient.

Tax and Accounting Consideration

The Compensation Committee and Management have considered the accounting and tax impact of various program designs to balance the potential cost to the Company with the benefit/value to the Named Executive Officer. The accounting and tax treatment of compensation generally has not been a material factor in determining the amount of compensation for the Company’s Named Executive Officers.

The Company accounts for equity based compensation following the provisions of Accounting Standards Codification Topic 718, Compensation – Stock Compensation for Share-based Compensation.

2012 SUMMARY COMPENSATION TABLE

The Company does not pay any cash compensation to its Named Executive Officers but does make equity awards in accordance with the terms of the 2004 Plan. However, the Named Executive Officers of the Company also are executive officers of the Bank and receive cash compensation from the Bank. The following table sets forth the cash and other compensation, including equity awards, that the Bank and/or the Company paid or accrued to our Named Executive Officers during the years ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively. Messrs. Montgomery, Callicutt and Spencer are the only executives at the Company level.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(4) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5) ($)	All Other Compensation ($)		Total ($)

W. Swope Montgomery, Jr.	2012	480,999	75,000	229,080	—	—	321,404	44,000	(1)	1,150,483
President and Chief	2011	439,639	—	73,040	—	—	264,379	34,992	(1)	812,050
Executive Officer of the	2010	409,008	—	—	—	—	234,061	32,076	(1)	675,145
Company and Chief
Executive Officer of the Bank

Richard D. Callicutt II	2012	419,299	75,000	323,380	—	—	86,292	34,199	(2)	938,170
Executive Vice President	2011	388,407	—	73,040	—	—	77,087	28,785	(2)	567,319
and Chief Operating Officer	2010	350,000	—	—	—	—	69,821	19,472	(2)	439,293
of the Company and President and Chief Operating Officer of the Bank

David B. Spencer	2012	383,749	75,000	237,480	—	—	52,738	24,241	(3)	773,208
Executive Vice President,	2011	347,152	—	73,040	—	—	45,415	28,420	(3)	494,027
and Chief Financial Officer	2010	311,248	—	—	—	—	41,034	27,351	(3)	379,633
of the Company and the Bank

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(1)	For Mr. Montgomery in 2012, this amount consisted of $1,100 for cell phone, $11,400 for automobile, $10,800 for country club dues, $11,000 contributed by the Bank for the 401(k) plan, $5,188 paid in dividends on unvested restricted stock and $4,512 imputed income from Bank-owned split dollar insurance policy; in 2011, this amount consisted of $600 paid for spouse to attend conferences, $1,100 for cell phone, $9,600 for automobile, $5,160 for country club dues, $11,000 contributed by the Bank for the 401(k) plan, $3,300 paid in dividends on unvested restricted stock and $4,232 imputed income from Bank-owned split dollar insurance policy; and in 2010, this amount consisted of $600 paid for spouse to attend conferences, $1,100 for cell phone, $9,600 for automobile, $5,160 for country club dues, $9,433 contributed by the Bank for the 401(k) plan, $2,200 paid in dividends on unvested restricted stock and $3,983 imputed income from Bank-owned split dollar insurance policy.
(2)	For Mr. Callicutt in 2012, this amount consisted of $1,100 for cell phone, $11,220 for automobile, $5,700 for country club dues, $8,395 contributed by the Bank for the 401(k) plan, $6,025 paid in dividends on unvested restricted stock and $1,759 imputed income from Bank-owned split dollar insurance policy; in 2011, this amount consisted of $1,100 for cell phone, $9,600 for automobile, $5,160 for country club dues, $8,138 contributed by the Bank for the 401(k) plan, $3,100 paid in dividends on unvested restricted stock and $1,687 imputed income from Bank-owned split dollar insurance policy; and in 2010, this amount consisted of $1,100 for cell phone, $9,600 for automobile, $5,160 for country club dues, $2,000 paid in dividends on unvested restricted stock and $1,612 imputed income from Bank-owned split dollar insurance policy.
(3)	For Mr. Spencer in 2012, this amount consisted of $1,100 paid for spouse to attend conferences $1,100 for cell phone, $9,600 for automobile, $3,120 for country club dues, $1,527 contributed by the Bank for the 401(k) plan, $5,894 paid in dividends on unvested restricted stock and $1,900 imputed income from Bank-owned split dollar insurance policy; in 2011, this amount consisted of $600 for spouse to attend conferences, $1,100 for cell phone, $9,600 for automobile, $3,000 for country club dues, $8,250 contributed by the Bank for the 401(k) plan $4,100 paid in dividends on unvested restricted stock and $1,770 imputed income from Bank-owned split dollar insurance policy; and in 2010, this amount consisted of $600 paid for spouse to attend conferences, $1,100 for cell phone, $9,600 for automobile, $3,080 for country club dues, $8,250 contributed by the Bank for the 401(k) plan, $3,000 paid in dividends on unvested restricted stock and $1,721 imputed income from Bank-owned split dollar insurance policy.
(4)	On July 2, 2012, Mr. Callicutt was awarded 22,000 shares of restricted stock and Messrs. Montgomery and Spencer were awarded 12,000 shares of restricted stock each at price per share of $7.54 on the grant date, with a value at the date of grant of $165,880 for Mr. Callicutt and $90,480 for each of Messrs. Montgomery and Spencer. The restricted shares vest on July 2, 2014. On October 2, 2012, Messrs. Montgomery, Callicutt and Spencer were awarded 8,000 shares of restricted stock each at a price per share of $8.40 with a value at date of grant of $67,200. The restricted stock shares will vest if the Company’s common stock price for any consecutive 90-day period prior to and including October 2, 2017, equals or exceeds $12.00 per share. On October 2, 2012, Mr. Montgomery was awarded 8,500 shares of restricted stock at a per share price of $8.40, which if Mr. Montgomery remains continuously employed with the Company will vest as follows: 2,750 shares on October 2, 2012; 2,750 shares on August 22, 2013; and 3,000 shares on July 2, 2014. On October 2, 2012, Mr. Callicutt was awarded 10,750 shares of restricted stock at a per share price of $8.40, which if Mr. Callicutt remains continuously employed with the Company will vest as follows: 2,500 shares on October 2, 2012; 2,750 shares on August 22, 2013; and 5,500 shares on July 2, 2014. On October 2, 2012, Mr. Spencer was awarded 9,500 shares of restricted stock at a per share price of $8.40, which if Mr. Spencer remains continuously employed with the Company will vest as follows: 3,375 shares on October 2, 2012; 3,125 shares on August 22, 2013; and 3,000 shares on July 2, 2014. On August 22, 2011, Messrs. Montgomery, Callicutt and Spencer each received 11,000 shares of restricted stock with a price per share on grant date of $6.64 (value at grant date $73,040). These awards are not subject to performance standards, but the executives must remain employed by the Company until August 22, 2013, for the restricted stock awards to fully vest. The amounts in this column represent the aggregate grant date fair value of the stock awards awarded to the named executive officer, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC 718”). Because the shares awarded to the Named Executive Officers on August 22, 2011 and July 2, 2012 were awarded during the TARP period, they were subject to the TARP compensation rules. As a result of Treasury’s sale of our preferred stock to a third parties on August 29, 2012, the Company is no longer subject to TARP’s executive compensation rules. However, the TARP funds were not repaid in full because Treasury sold the preferred stock at a discount; therefore, the Company was required to cancel 25% of the restricted shares awarded on August 22, 2011 and July 2, 2012, resulting in Messrs. Montgomery’s and Spencer’s August 22, 2011 awards and their July 2, 2012 awards of 23,000 shares in the aggregate being reduced to 17,250 shares of restricted stock each and Mr. Callicutt’s August 22, 2011 award and his July 2, 2012 award of 33,000 shares in the aggregate being reduced to 24,750 shares of restricted stock.

(5)	These amounts represent the aggregate value of the increase in actuarial present value of each named executive officer under their individual Supplemental Executive Retirement Plan.

Employment Agreements

On December 18, 2007, BNC and the Bank entered into employment agreements with Messrs. Montgomery, Callicutt and Spencer that provide for elements of their compensation and payments following termination. The agreements were amended to comply with Section 409A of the Code. The agreements have three-year terms, extending annually for one additional year at each anniversary unless the board of directors determines not to extend the term. Additionally, the agreements set forth the elements of the executives’ compensation, provide for payments following termination of employment, establish the terms and conditions of the employment relationship, provide for miscellaneous fringe benefits, such as use of an automobile, reimbursement of club dues, and reimbursement of reasonable business expenses. The agreements also provide for indemnification against liabilities to which the executive may become subject because of his service to BNC and the Bank. Base salaries as of December 31, 2012 were $488,099 for Mr. Montgomery, $425,499 for Mr. Callicutt, and $389,399 for Mr. Spencer.

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The agreements are terminable by BNC or the Bank with or without cause and terminate automatically when the executive attains age 65. The executive’s employment may be terminated for cause if and only if 75% or more of the directors, excluding the executive, vote to terminate the executive’s employment with cause at a special Board meeting held for that purpose, with advance notice and the opportunity to oppose the Board’s action given to the executive. The agreements provide explicitly for severance benefits after involuntary termination without cause and after voluntary termination with good reason, as well as benefits that become payable because of the occurrence of a change in control. Severance benefits are not payable for involuntary termination with cause or for voluntary termination without good reason. For termination because of death, the Bank would provide without cost continued health care coverage to the executive’s family for one year, and for termination because of disability the executive would receive (i) base salary and other employee benefits until he becomes eligible for disability benefits under Company plans and (ii) continued insurance coverage for up to three years. Good reason for voluntary termination will exist if specified adverse changes in the executive’s employment circumstances occur without the executive’s consent, such as a material reduction in pay, benefits, or responsibilities or a material relocation of BNC’s executive office. If the executive’s employment involuntarily terminates without cause or if he voluntarily terminates employment for good reason, he will receive in a single lump sum an amount equal to his undiscounted base salary for the unexpired term of the agreement; he will be paid in cash for the intrinsic value of his unvested stock options; he will continue to receive life and medical insurance benefits for a period that may be as long as the remaining term of the employment agreement; and he will be entitled to outplacement support of up to $25,000 and use of office facilities for one year. For this purpose the intrinsic value of unvested stock options means, for each share acquirable by exercise of the unvested option, the positive difference between the fair market value per share of BNC stock and the exercise price per share of the unvested option. Severance benefits payable after termination are conditional on the executive first entering into an agreement not to compete with BNC and the Bank. The duration of the provision not to compete with BNC and the Bank after termination of employment is 15 months in Mr. Montgomery’s and Mr. Callicutt’s case, and six months for Mr. Spencer. If a change in control occurs during the term of the employment agreement, the executive will receive a lump-sum payment in an amount in cash equal to three times the executive’s annual compensation. For the purpose of a change in control, “annual compensation” means the executive’s base salary plus any cash bonus or cash incentive compensation earned for the calendar year ending immediately before the year in which the change in control occurs. In the event the lump sum payment and any acceleration of benefits under any other incentive plan or arrangement results in triggering an excise tax under section 280G of the Code, the Company shall pay the executive an amount equal to the excise tax payable by the executive. Benefits payable after a change in control are not conditional on the executive first entering into an agreement not to compete.

Because Treasury no longer holds any equity in the Company, the CPP restrictions on payment provisions upon a change in control in the executive officers’ employment agreements is no longer in effect. See page 38 for the payments each executive officer would have been entitled to receive under their respective employment agreements had a change in control termination occurred after Treasury no longer held an equity investment in the Company.

Salary Continuation and Endorsement Split Dollar Agreements

The Bank also entered into amended Salary Continuation Agreements and associated Endorsement Split Dollar Agreements with Messrs. Montgomery, Callicutt and Spencer on December 18, 2007. Referred to as “SERPs,” the Salary Continuation Agreements promise a specified annual retirement benefit to each executive when he attains the normal retirement age – age 65 – or a reduced annual benefit if the executive’s employment terminates before age 65, whether termination occurs because of involuntary termination without cause, voluntary termination for any reason, or termination because of disability. Benefits for termination before age 65 are determined solely by the amount of the liability accrual balance maintained by the Bank. Consistent with generally accepted accounting principles, the Bank’s liability accrual balance increases incrementally each month so that the final liability accrual balance at the executive’s normal retirement age equals the present value of the specified normal retirement benefit. If an executive’s employment terminates before age 65, instead of the specified normal retirement benefit he will receive a reduced annual benefit that is based on the amount of the Bank’s liability accrual balance when employment termination occurs. The reduced benefit would not be payable until the executive attains age 65. Annual SERP benefits are payable for life, and in the case of Messrs. Montgomery, Callicutt, and Spencer the benefit increases annually by 3%. The SERPs also provide for a lump-sum cash benefit payable immediately after a change in control, regardless of whether the executive’s employment also terminates. For Messrs. Montgomery, Callicutt, and Spencer the lump-sum benefit would consist of cash in an amount equal to the present value of the executive’s specified normal retirement age benefit, meaning the liability accrual balance projected to exist when the executive attains age 65. The SERPs make clear that this lump-sum change-in-control benefit is payable on no more than one occasion. If the change-in-control benefit is paid under the SERPs, the executives would be entitled to no other SERP benefits, except for a potential tax gross-up benefit and potential reimbursement of their legal expenses. The excise tax gross-up benefit potentially payable under the SERPs is not in addition to the excise tax gross-up benefit potentially payable under the executives’ employment agreements. Instead it is a single benefit affirmed in two separate agreements. If a change in control occurs while the executive is receiving or is entitled at age 65 to receive retirement benefits under the SERP, the executive would instead receive an immediate lump-sum payment consisting of the liability accrual balance. The Bank has assured each executive that it will reimburse the executive’s legal expenses if his SERP is challenged after a change in control, up to $500,000. This promise is in addition to the similar legal fee reimbursement promise contained in the employment agreements.

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Because Treasury no longer holds equity in the Company, SERP benefits may be accelerated or paid upon termination to Messrs. Montgomery, Callicutt and Spencer. See page 38 for the amount each executive officer would have been entitled to receive had termination occurred after Treasury no longer had an equity investment in the Company.

The amended Endorsement Split Dollar Agreements associated with the SERPs assure the executives’ designated beneficiaries of a death benefit after the executive’s death, whether death occurs before or after employment termination, but if the executive is terminated for cause he would forfeit all benefits under his SERP and the associated Endorsement Split Dollar Agreement. At the executives’ death the executives’ designated beneficiaries would be entitled to (x) an amount equal to the liability accrual balance existing at the executive’s death, payable under the SERPs in a single lump sum 90 days after the executive’s death, and (y) under the Endorsement Split Dollar Agreements associated with the SERPs, 100% of the net death benefit payable under Bank-owned insurance policies on the executives’ lives, payable directly by the insurer to the designated beneficiary. The term net death benefit means the total life insurance policy death proceeds minus the policy cash surrender value. The policy cash surrender value is payable in its entirety to the Bank. The Financial Accounting Standards Board clarified in late 2006 that a split dollar arrangement providing post-retirement death benefits requires the employer to recognize compensation expense during an employee’s working years to account for the split dollar insurance obligation, even though the split dollar benefit will ultimately be paid by the insurance company and not the employer. Accordingly, the Bank recognizes compensation expense associated with this post-retirement split dollar insurance arrangement.

Omnibus Stock Ownership and Long Term Incentive Plan

The Company grants equity awards pursuant to the Company’s 2004 Plan. The Compensation Committee of the Board of Directors (“Committee”) administers the 2004 Plan. The purposes of the 2004 Plan are to encourage and motivate key employees to contribute to the successful performance of the Company, the Bank and its subsidiaries and the growth of the market value of the BNC common stock; to achieve a unity of purpose among the key employees and our shareholders by providing ownership opportunities, and a unity of interest in the achievement of the Company’s primary long-term performance objectives; and to retain key employees by rewarding them with potentially tax-advantageous future compensation. There were 606,250 shares of common stock authorized to be issued pursuant to the 2004 Plan, as amended, and 198,561 shares available for equity awards as of December 31, 2012.

The employees of BNC and its subsidiaries, who are designated as eligible participants by the Committee, may receive awards of Rights under the 2004 Plan. Under the 2004 Plan, the Committee may grant or award eligible participants (employees of the Company and its subsidiaries) options, rights to receive restricted shares of common stock, and/or SARs. These grants or awards of options, restricted stock and/or SARs are referred to as “Rights”. All Rights must be granted or awarded within ten (10) years of the date of the BNC Board’s adoption of the 2004 Plan.

In the event the outstanding shares of the Company’s common stock are increased, decreased, changed into or exchanged for a different number or kind of securities as a result of a stock split, reverse stock split, stock dividend, recapitalization, merger, share exchange acquisition, or reclassification, appropriate proportionate adjustments will be made in (i) the aggregate number or kind of shares which may be issued pursuant to exercise of, or which underlie, Rights; (ii) the exercise or other purchase price, or base price, and the number and/or kind of shares acquirable under, or underlying, Rights; and (iii) rights and matters determined on a per share basis under the 2004 Plan. Any shares of common stock allocated to Rights granted under the 2004 Plan that are subsequently cancelled or forfeited will be available for further allocation upon such cancellation or forfeiture.

The Board of Directors may at any time alter, suspend, terminate or discontinue the 2004 Plan, subject to any applicable regulatory requirements and any required shareholder approval or any shareholder approval which our Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of a participant, make any alteration that would deprive the participant of his rights with respect to any previously granted Rights. Termination of the 2004 Plan would not affect any previously granted Rights.

If our shareholders approve the BNC Bancorp 2013 Omnibus Stock Incentive Plan as described in Proposal 4, the 2004 Plan will be frozen and no additional grants will be made from the 2004 Plan. However, any outstanding awards under the 2004 Plan will remain in full force and effect under the 2004 Plan in accordance with their respective terms and conditions.

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KeySource Incentive and Non-Statutory Stock Option Plans

In connection with the acquisition of KeySource by the Company pursuant to the KeySource Agreement, BNC assumed and restated the 2007 KeySource Financial, Inc. 2007 Incentive Stock Option Plan (the “Incentive Plan”) and the KeySource Financial, Inc. 2007 Nonstatutory Stock Option Plan (the “Nonstatutory Plan” and, collectively, the “Plans”). The Compensation Committee will administer the Incentive Plan and the Board of Directors of the Company will administer the Nonstatutory Plan.

The Incentive Plan was adopted and approved by KeySource shareholders in May 2007 to allow KeySource (and subsequently assumed by BNC) to provide equity incentives to certain employees who provide services to BNC and any of its subsidiaries (subject to NASDAQ restrictions for employees serving BNC prior at the time of the Merger) by providing such individuals with an opportunity to acquire shares of Common Stock. Also adopted by KeySource shareholders in 2007, the Nonstatutory Plan allows KeySource (and subsequently assumed by BNC) to provide equity incentives to certain eligible directors who provide services to BNC and any of its subsidiaries by providing such individuals with an opportunity to acquire shares of the Company’s common stock. BNC currently does not expect to grant stock options under the Incentive Plan or the NonStatutory Plan, although it may grant awards authorized under both of the Plans if it elects to do so in the future, subject to restrictions imposed by applicable laws, rules and regulations.

The number of shares of the Company’s common stock available for awards, the number of shares covered by each outstanding award and the price per share of common stock covered by each outstanding award is subject to adjustment due to certain changes in the capital stock structure (for example, due to a stock split or stock dividend) in order to avoid dilution. Shares allocated to awards or portions thereof granted under the Plans that expire or otherwise terminate unexercised may again be subject to an award under the respective Plans. For purposes of determining the number of shares that are available for awards under the respective Plans, such number will include the number of shares under an award surrendered by a participant. Upon the forfeiture of an award for whatever reason prior to the expiration of the award pursuant to the terms found in the applicable award agreement, the shares of common stock covered by a forfeited award will be available for the granting of additional awards during the remaining term of the respective Plan upon such terms and conditions as may be determined by the administrators of the Plans.

The maximum number of shares of common stock that may be offered under the Incentive Plan is 172,214 shares and the maximum number of shares that may be offered under the NonStatutory Plan is 172,214 (which number represents the number of shares subject to awards assumed by BNC in the acquisition plus the number of shares available for future grants under the Plan immediately before consummation of the acquisition. The number of shares referenced in the preceding sentence is subject to further adjustment as necessary to comply with the KeySource Agreement, NASDAQ Rule 5635(c)(3) and the related interpretive material in IM 5635-1 (or any successor provision thereto), or as provided in the anti-dilution adjustment provisions of the Plans.

Both Plans will expire by their own terms on May 9, 2017, unless terminated sooner by the Company’s Board of Directors. The Board may at any time and from time to time amend or modify either Plan (including the form of the Option Agreements) in any respect consistent with applicable regulations; provided, however, that no amendment or modification will be made that increases the total number of shares of common stock covered by either Plan or effects any change in the categories of persons who may receive options under either Plan or materially increases the benefits accruing to participants under either Plan unless such change is approved by the holders of a majority of the issued and outstanding shares of the Company’s common stock. Any amendment or modification of either Plan may not materially reduce the benefits under any option theretofore granted to a participant under either Plan without the consent of such participant or the transferee thereof in the event of the death of such participant.

When the Company acquired KeySource, it assumed all of the 344,428 options in KeySource’s NonStatutory and Incentive Plans, of which 308,821 remain issued and outstanding and 35,607, in the aggregate, remain in the Plans.

Incentive Compensation Plans

Bonuses-Annual Cash Incentive Awards. We currently do not have a written bonus or annual cash incentive plan. The Compensation Committee can recommend to the Board of Directors and, if approved by the Board, bonuses may be paid to the Bank’s employees, including the Named Executive Officers. Awards can be made for exceptional individual performance and are based on the Company’s financial performance.

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Grants of Plan-Based Awards. The following table gives information related to the grants of restricted stock made to our Named Executive Officers during fiscal year 2012 from the 2004 Plan.

GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts			Estimated Future Payouts			All Other	All Other
		Under Non-Equity			Under Equity			Stock	Option		Grant
		Incentive Plan Awards			Incentive Plan Awards			Awards:	Awards:	Exercise	Date Fair
								Number	Number of	or Base	Value of
								of Shares	Securities	Price of	Stock and
								of Stock	Underlying	Option	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	($)

W. Swope Montgomery, Jr.	7/2/2012							12,000			90,480
	10/2/2012						8,000	8,500			138,600

Richard D. Callicutt II	7/2/2012							22,000			165,880
	10/2/2012						8,000	10,750			157,500

David B. Spencer	7/2/2012							12,000			90,480
	10/2/2012						8,000	9,500			147,000

On July 2, 2012, Mr. Callicutt was awarded 22,000 shares of restricted stock and Messrs. Montgomery and Spencer were each awarded 12,000 shares of restricted stock each at price per share of $7.54 on the grant date, with a value at the date of grant of $165,880 for Mr. Callicutt and $90,480 for each of Messrs. Montgomery and Spencer. These restricted shares vest on July 2, 2014. On October 2, 2012, each of Messrs. Montgomery, Callicutt and Spencer were awarded 8,000 shares of restricted stock each at a price per share of $8.40 with a value at date of grant of $67,200. The restricted stock shares will vest if the Company’s common stock price for any consecutive 90-day period prior to and including October 2, 2017, equals or exceeds $12.00 per share. On October 2, 2012, Mr. Montgomery was awarded 8,500 shares of restricted stock at a per share price of $8.40, which if Mr. Montgomery remains continuously employed with the Company will vest as follows: 2,750 shares on October 2, 2012; 2,750 shares on August 22, 2013; and 3,000 shares on July 2, 2014. On October 2, 2012, Mr. Callicutt was awarded 10,750 shares of restricted stock at a per share price of $8.40, which if Mr. Callicutt remains continuously employed with the Company will vest as follows: 2,500 shares on October 2, 2012; 2,750 shares on August 22, 2013; and 5,500 shares on July 2, 2014. On October 2, 2012, Mr. Spencer was awarded 9,500 shares of restricted stock at a per share price of $8.40, which if Mr. Spencer remains continuously employed with the Company will vest as follows: 3,375 shares on October 2, 2012; 3,125 shares on August 22, 2013; and 3,000 shares on July 2, 2014. Because the shares awarded to the Named Executive Officers on July 2, 2012 were awarded during the TARP period, they were subject to the TARP compensation rules. As a result of Treasury’s sale of our preferred stock to third parties on August 29, 2012, the Company is no longer subject to TARP’s executive compensation rules. However, the TARP funds were not repaid in full because Treasury sold the preferred stock at a discount; therefore, the Company was required to cancel 25% of the restricted shares awarded on July 2, 2012, resulting in Messrs. Montgomery’s and Spencer’s July 2, 2012 awards of 12,000 shares each being reduced to 9,000 shares of restricted stock and Mr. Callicutt’s July 2, 2012 award of 22,000 shares being reduced to 18,500 shares of restricted stock. The awards granted on October 2, 2012 are not subject to TARP executive compensation restrictions. Of the October 2, 2012 awards with no performance criteria, 2,750 shares of Mr. Montgomery’s award have vested and been paid out; 2,500 shares of Mr. Callicutt’s awards have vested and been paid out; and 3,375 shares of Mr. Spencer’s award have vested and been paid out.

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Outstanding Equity Awards at Fiscal Year End. The following table gives information related to equity awards held by our Named Executive Officers on December 31, 2012.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)

W. Swope Montgomery, Jr.	9,625	—	—	11.82	08/17/14	—	—
	27,500	—	—	13.64	01/15/15	—	—	31,000	248,310

Richard D. Callicutt II	22,000	—	—	13.64	01/15/15	—	—	41,000	328,410

David B. Spencer	22,000	—	—	13.64	01/15/15	—	—
	9,625	—	—	11.82	08/17/14	—	—	32,500	260,325

(1)	All stock option awards are exercisable.
(2)	On August 22, 2011, Mr. Montgomery, Mr. Callicutt and Mr. Spencer each received 11,000 shares of restricted stock with a per share price of $6.64 on the grant date. These awards are not subject to performance criteria but the executive officers must remain employed with the Company for the entire two-year vesting period, which ends on August 22, 2013. On July 2, 2012, Mr. Callicutt was awarded 22,000 shares of restricted stock and Messrs. Montgomery and Spencer were awarded 12,000 shares of restricted stock each at price per share of $7.54, with a value at the date of grant of $165,880 for Mr. Callicutt and $90,480 for each of Messrs. Montgomery and Spencer. These restricted shares vest on July 2, 2014. On October 2, 2012, Messrs. Montgomery, Callicutt and Spencer were awarded 8,000 shares of restricted stock each at a price per share of $8.40 with a value at date of grant of $67,200. The restricted stock shares will vest if the Company’s common stock price for any consecutive 90-day period prior to and including October 2, 2017, equals or exceeds $12.00 per share. On October 2, 2012, Mr. Montgomery was awarded 8,500 shares of restricted stock at a per share price of $8.40, which if Mr. Montgomery remains continuously employed with the Company will vest as follows: 2,750 shares on October 2, 2012; 2,750 shares on August 22, 2013; and 3,000 shares on July 2, 2014. On October 2, 2012, Mr. Callicutt was awarded 10,750 shares of restricted stock at a per share price of $8.40, which if Mr. Callicutt remains continuously employed with the Company will vest as follows: 2,500 shares on October 2, 2012; 2,750 shares on August 22, 2013; and 5,500 shares on July 2, 2014. On October 2, 2012, Mr. Spencer was awarded 9,500 shares of restricted stock at a per share price of $8.40, which if Mr. Spencer remains continuously employed with the Company will vest as follows: 3,375 shares on October 2, 2012; 3,125 shares on August 22, 2013; and 3,000 shares on July 2, 2014. Because the shares awarded to the Named Executive Officers on August 22, 2011 and July 2, 2012 were awarded during the TARP period, they were subject to the TARP compensation rules. As a result of Treasury’s sale of our preferred stock to third parties on August 29, 2012, the Company is no longer subject to TARP’s executive compensation rules. However, the TARP funds were not repaid in full because Treasury sold the preferred stock at a discount; therefore, the Company was required to cancel 25% of the restricted shares awarded on August 22, 2011 and July 2, 2012, resulting in Messrs. Montgomery’s and Spencer’s August 22, 2011 awards and their July 2, 2012 awards of 23,000 shares in the aggregate being reduced to 17,250 shares of restricted stock each and Mr. Callicutt’s August 22, 2011 award and his July 2, 2012 award of 33,000 shares in the aggregate being reduced to 24,750 shares of restricted stock.
(3)	The amounts in the Market Value Column under the Stock Awards section of this Table were computed by multiplying the price per share ($8.01) on the last day of the Company’s fiscal year, December 31, 2012, by the number of shares awarded.

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Option Exercises and Stock Vested Table. The following table provides information concerning options and restricted stock awards vested during the year ended December 31, 2012, for each of our Named Executive Officers.

2012 OPTION EXERCISES AND STOCK VESTED TABLE

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

W. Swope Montgomery, Jr. (1)	3,515	27,241	8,250	65,175
			2,750	23,100

Richard D. Callicutt II (2)	—	—	7,500	59,250
			2,500	21,000

David B. Spencer (3)	—	—	10,125	79,988
			3,375	28,350

(1)	On December 15, 2009, Mr. Montgomery was awarded 11,000 shares of restricted stock. Although the shares had vested, they could not be paid out or transferred until the Company repaid its TARP obligations. As a result of Treasury’s sale of our preferred stock to third parties on August 29, 2012, the Company is no longer subject to TARP’s executive compensation rules. However, the TARP funds were not repaid in full because Treasury sold the preferred stock at a discount; therefore, the Company was required to cancel 25% of the restricted shares awarded on December 15, 2009, resulting in Mr. Montgomery receiving 8,250 shares with a market value on August 29, 2012 of $7.90. On October 2, 2012, Mr. Montgomery’s 2,750 shares of restricted stock vested at a per share price of $8.40.
(2)	On December 15, 2009, Mr. Callicutt was awarded 10,000 shares of restricted stock. Although the shares had vested, they could not be paid out or transferred until the Company repaid its TARP obligations. As a result of Treasury’s sale of our preferred stock to third parties on August 29, 2012, the Company is no longer subject to TARP’s executive compensation rules. However, the TARP funds were not repaid in full because Treasury sold the preferred stock at a discount; therefore, the Company was required to cancel 25% of the restricted shares awarded on December 15, 2009, resulting in Mr. Callicutt receiving 7,500 shares with a market value on August 29, 2012 of $7.90. On October 2, 2012, Mr. Callicutt’s 2,500 shares of restricted stock vested at a per share price of $8.40.
(3)	On September 15, 2009, Mr. Spencer was awarded 6,000 shares of restricted stock and on December 15, 2009 he was awarded 9,000 shares of restricted stock. Although the shares had vested, they could not be paid out or transferred until the Company repaid its TARP obligations. As a result of Treasury’s sale of our preferred stock to third parties on August 29, 2012, the Company is no longer subject to TARP’s executive compensation rules. However, the TARP funds were not repaid in full because Treasury sold the preferred stock at a discount; therefore, the Company was required to cancel 25% of the restricted shares awarded on September 15, 2009 and December 15, 2009, resulting in Mr. Spencer receiving 10,125 shares with a market value on August 29, 2012 of $7.90. On October 2, 2012, Mr. Spencer’s 3,375 shares of restricted stock vested at a per share price of $8.40.

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Nonqualified Deferred Compensation. The following table gives information related to our Named Executive Officers’ SERPS. The material terms of the SERPS, including payouts under various termination scenarios and distributions upon retirement or death, are described in detail on page 30 and in the 2012 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL table on page 38 of this Proxy Statement.

2012 NONQUALIFIED DEFERRED COMPENSATION TABLE

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year(1) ($)	Aggregate Earnings In Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End(2) ($)

W. Swope Montgomery, Jr.	—	321,403	—	—	2,068,251
Richard D. Callicutt II	—	86,293	—	—	613,559
David B. Spencer	—	52,758	—	—	334,865

(1)	These amounts represent the aggregate value of the increase in actuarial present value of each named executive officer under their individual Supplemental Executive Retirement Plan. These amounts are reported as fiscal year 2012 income in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the 2012 Summary Compensation Table.

(2)	Amounts reported in this column were reported as compensation in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table in previous years.

PERFORMANCE GRAPH

The following graph compares our cumulative shareholder return on our common stock with a NASDAQ index and with a southeastern bank index.

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table presents as of December 31, 2012, the number of securities to be issued upon the exercise of outstanding options, warrants and rights, the weighted average price of the outstanding options and the number of securities remaining for further issuance under the 2004 Plan, which was approved by the shareholders in 2004. In addition, when the Company acquired KeySource, it assumed all of the 344,428 options in KeySource’s NonStatutory and Incentive Plans, of which 308,821 remain issued and outstanding and 35,607, in the aggregate, remain in the Plans. The KeySource shareholders approved its Plans in 2007.

Plan category	(a) Number of shares to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a))

Equity compensation plans Approved by our shareholders	590,662	$10.39	234,168

Equity compensation plans not Approved by our shareholders	–	–	–

Total	590,662	$10.39	234,168

Profit Sharing Plan and 401(k) Plan

The Bank maintains a Profit Sharing Plan and Trust with a qualified cash or deferred feature (the “Retirement Plan”) under Section 401(k) of the Code. All full-time employees as of the beginning of the plan year are eligible to participate in the Retirement Plan. A participating employee may contribute, through payroll deduction, from 1% to 15% of his/her salary on a tax deferred basis subject to the requirements of Section 401(k) of the Code. The Bank has agreed to contribute to the Retirement Plan an amount equal to 50% of such payroll deductions, but no more than 6% of total compensation. The Bank can, in its discretion, make additional contributions to the Plan. Any contributions by the Bank will be fully vested in the participant if he/she has six years of service with the Bank and will be reduced by 20% for each lesser number of years. The Bank contributed $807,214 to the Retirement Plan in 2012, which includes $8,331 contributed to the First Trust 401(k) as a result of the merger between First Trust and the Bank.

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2012 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following summarizes the value of the termination payments and benefits that our Named Executive Officers would receive if they had terminated employment on December 31, 2012, under the circumstances shown. The amounts shown in the table exclude distributions under our 401(k) retirement plan and any additional benefits that are generally available to all of our salaried employees. For more information regarding the Named Executive Officers’ employments agreements, see “Employment Agreements”.

		Before Change in Control	After Change in Control

Name		Termination w/o Cause or for Good Reason (1) ($)	Termination w/o Cause or for Good Reason (2) ($)	Termination Due to Death (3) ($)	Termination Due to Retirement (4) ($)	Termination Due to Disability ($)	Voluntary Termination ($)
W. Swope	Severance	1,464,297	1,689,297	-	-	-	-
Montgomery,
Jr.	Out placement (5)	25,000	25,000	-	-	-	-

	Excise Gross-up (6)	-	815,806	-	-	-	-

	Equity Acceleration (7)	-	248,310	-	-	-	-

	Medical Coverage (8)	8,489	8,489	16,978	-	8,489	-

	SERP (9)	-	147,341	2,089,812	147,341	-	-

	Total	1,497,786	2,934,243	2,106,790	147,341	8,489	0

Richard D. Callicutt II	Severance	1,276,497	1,501,497	-	-	-	-

	Outplacement (5)	25,000	25,000	-	-	-	-

	Excise Tax Gross-up (6)	-	1,358,340	-	-	-	-

	Equity Acceleration (7)	-	328,410	-	-	-	-

	Medical Coverage (8)	31,217	31,217	10,406	-	31,217	-

	SERP (9)	-	1,268,888	2,059,103	1,268,888	-	-

	Total	1,332,714	4,513,352	2,069,509	1,268,888	31,217	0

David B. Spencer	Severance	1,168,197	1,393,197	-	-	-	-

	Out Placement (5)	25,000	25,000	-	-	-	-

	Excise Tax Gross-up (6)	-	1,240,221	-	-	-	-

	Equity Acceleration (7)	-	251,314	-	-	-	-

	Medical Coverage (8)	50,935	50,935	16,978	-	50,935	-

	SERP (9)	-	1,105,800	2,476,212	1,105,000	-	-

	Total	1,244,132	4,066,467	2,493,190	1,105,000	50,935	0

(1)	The employment agreement cash severance benefit for involuntary termination without cause or voluntary termination with good reason is a lump-sum payment in cash in an amount equal to base salary for the unexpired term, which on December 31, 2012 would be three years.

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(2)	The cash benefit payable under the employment agreement after a change of control is a lump-sum payment in an amount equal to three times the sum of salary and most recent cash bonus or cash incentive compensation when the change of control occurs; if involuntary termination without cause or voluntary termination with good reason also occurs as the result of or after the change of control, the cash severance benefit under the employment agreement for involuntary termination or voluntary termination with good reason would not be payable, although the executive would retain entitled to other severance benefits such as continued insurance coverage and outplacement and office support and acceleration of unvested equity awards. Amount represents three times salary and bonus paid in 2012.
(3)	At the executive’s death, the executive’s estate will be entitled to receive any sums due to the executive as base salary and reimbursement for expenses through the end of the month in which death occurred, and any bonus earned or accrued through the end of the month; for 12 months following the executive’s death, the executive’s family will receive without cost continuing health coverage under COBRA. Assuming the executive’s death at December 31, 2012, the executive’s beneficiaries will be entitled to receive the accrued and vested balance in the executive’s SERP account at the time of death.
(4)	Mr. Montgomery attains the age of 65, normal retirement age, under the SERP in 2013, Mr. Callicutt in 2024 and Mr. Spencer in 2027; the annual normal retirement benefit under the SERP is $152,300 for Mr. Montgomery, $129,500 for Mr. Callicutt and $99,000 for Mr. Spencer, payable in each case for the executive’s lifetime and increasing annually by 3% after payments commence.
(5)	Under the employment agreement, the executive is entitled to outplacement expenses and office support for one year.
(6)	If the lump-sum payment or acceleration of benefits under any executive plan or arrangement following a change of control results in triggering an excise tax under Section 280G and section 4999 of the Code, the Company shall pay the executive an amount equal to the amount necessary to provide the excise tax payment, net of all income, payroll and excise taxes.
(7)	Under the employment agreement, the executive is entitled to receive a single lump-sum payment in cash in an amount equal to the intrinsic value of unearned equity awards. Under the terms of the Company’s Omnibus Stock Ownership and Long Term incentive Plan, unvested restricted stock shall vest immediately prior and subject to consummation of a change of control.
(8)	Insurance benefits continue for three years, or up to the date the executive becomes retirement eligible, under the employment agreement after involuntary termination without cause or voluntary termination with good reason, including termination occurring as the result of or after a change of control; the figure in the table represents the present value on December 31, 2012, of continued insurance benefits, based on the Bank’s cost on that date. Mr. Montgomery is limited to six months of insurance benefits, as he will attain normal retirement age in June 2013.
(9)	The amounts represent the incremental value of the SERP benefit and are equal to the present value at age 65, the normal retirement age, taking into account the annual 3% benefit increase and using a discount rate equal to the accrual rate used by the Bank to account for its obligations under the SERPs, which rate was 5.25% as of December 31, 2012. Amounts payable upon termination due to death represent split-dollar death benefits due to beneficiaries.

2012 DIRECTOR COMPENSATION TABLE

The following table reports compensation paid to or accrued for the benefit of each director during 2012.

Name	Fees Earned or Paid in Cash ($)	Stock Awards($)	Stock Options ($)	Non-Equity Incentive Compensation ($)	Change in Pension value and Nonqualified Deferred Compensation Earnings($)	All Other Compensation ($)	Total ($)

James T. Bolt, Jr.	—	—	—	—	—	—	—
Larry L. Callahan	39,250	—	—	—	—	—	39,205
Richard D. Callicutt	—	—	—	—	—	—	—
Joseph. M Coltrane, Jr.	35,500	—	—	—	—	—	35,500
Charles T. Hagan III	39,500	—	—	—	—	—	39,500
Elaine M. Lyerly	750	—	—	—	—	—	750
W. Swope Montgomery, Jr.	—	—	—	—	—	—	—
Lenin J. Peters, M.D.	40,250	—	—	—	—	—	40,250
John S. Ramsey, Jr.	2,250	—	—	—	—	—	2,250
Thomas R. Sloan	57,500	—	—	—	—	—	57,500
Thomas R. Smith, CPA	47,000	—	—	—	—	—	47,000
Robert A. Team, Jr.	43,250	—	—	—	—	—	43,250
G. Kennedy Thompson(1)	32,500	—	—	—	—	—	32,500
D Vann Williford	42,500	—	—	—	—	—	42,500
Richard F. Wood	40,750	—	—	—	—	—	40,750

(1)	Mr. Thompson’s director’s fees are paid to Aquiline Capital Partners LLC pursuant to the Investment Agreement between Aquiline Holdings LLC and the Company.

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Directors’ Fees. For the fiscal year ended December 31, 2012, the Chairman of the Company’s Board of Directors received an annual retainer of $29,000 for his service, each Committee Chairman, except for the Audit Committee Chair, who received $17,000, received an annual retainer of $14,000 for his service, and each other Board member received an annual retainer of $10,000 for his service. In addition, members of the Company’s Board received $750 and the Chairman of the Board received $750 per meeting of the Board of Directors. Members of the Executive Committee, including the Chairman, received $750 per Executive Committee meeting. Members of other committees (including the Bank committees), including the chairmen, received $750 per committee meeting. Mr. Montgomery, Mr. Callicutt and Mr. Bolt do not receive compensation for attendance at these meetings.

During 2012, directors’ fees totaled $421,000 in the aggregate. Except for $173,500, these fees were not paid directly to the directors, but were either placed into a “Directors Deferred Compensation Plan” which was approved by the Company’s Board of Directors in January 1994 or, in the case of Mr. Thompson, paid to Aquiline Capital Partners LLC pursuant to the Investment Agreement. Prior to the beginning of the applicable fiscal year and consistent with past practice, each non-employee director has the ability to defer up to 100% of the annual retainers and meeting fees. The deferred amounts are deemed invested in director-selected investments alternatives, including BNC Bancorp common stock. MAGNER Network LLC, in Atlanta, Georgia, administers this plan at an annual cost of $2,707 to the Company. We have established a rabbi trust to hold the directors’ accrued benefits under the plan.

Director Stock Option Plan. See “Executive Compensation – Omnibus Stock Ownership and Long Term Incentive Plan” for a discussion of the directors’ benefits under the 2004 Plan. Our directors did not receive any equity in 2012 for their services on our Board of Directors.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K with management. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement for the 2013 Annual Meeting for filing with the Securities and Exchange Commission (“SEC”).

COMPENSATION COMMITTEE:

D. Vann Williford (Chairman)
Thomas R. Smith, CPA
Thomas R. Sloan
Lenin J. Peters, MD
Joseph M. Coltrane, Jr.

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act and shall not otherwise be deemed filed under such acts.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company is a “listed issuer” under the rules and regulations of the Exchange Act whose common stock is listed on the NASDAQ Capital Market. The Company uses the definition of independence contained in the NASDAQ’s listing standards to determine the independence of its directors and that the Board of Directors and each standing committee of the Board is in compliance with the NASDAQ listing standards for independence.

Certain directors and executive officers of the Bank and their immediate families and associates were customers of and had transactions with the Bank in the ordinary course of business during 2012. All outstanding loans, extensions of credit or overdrafts, endorsements and guarantees outstanding at any time during 2012 to the Bank’s executive officers and directors and their family members were made in the ordinary course of its business. These loans are currently made on substantially the same terms, including interest rates and collateral, as those then prevailing for comparable transactions with persons not related to the lender, and did not involve more than the normal risk of collectability or present any other unfavorable features.

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The Board of Directors routinely, and no less than annually, reviews all transactions, direct and indirect, between the Company or the Bank and any employee or director, or any of such person’s immediate family members. Transactions are reviewed as to comparable market values for similar transactions. All material facts of the transactions and the director’s interest are discussed by all disinterested directors and a decision made about whether the transaction is fair to the Company and the Bank. A majority vote of all disinterested directors is required to approve the transaction. The Board of Directors also evaluates the influence family relationships may have on the independence of directors who are related by blood or marriage. There are no such relationships on the Company’s or the Bank’s Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The Exchange Act requires that any person who acquires the beneficial ownership of more than five percent of the Company’s common stock notify the SEC and the Company. Following is certain information, as of the Record Date, regarding those persons or groups who held of record, or who are known to the Company to own beneficially, more than five percent of the outstanding voting common stock. The information below is based on filings made with the SEC by Aquiline BNC Holdings LLC on February 8, 2013 and Wellington Management Group, LLP on February 14, 2013.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)

Aquiline BNC Holdings LLC (3) 535 Madison Avenue, 24th Floor New York, NY 10022	1,507,054	7.3588

Wellington Management Group, LLP (4) 280 Congress Street Boston, MA	1,506,298	7.3551

(1)	Voting and investment power are not shared unless otherwise indicated. Also, unless otherwise noted, all shares are owned directly or indirectly by the named individuals, by their spouses and minor children, or by other entities controlled by the named individuals.
(2)	Based upon a total of 20,479,524 shares of voting common stock outstanding as of the Record Date.
(3)	Aquiline BNC Holdings, LLC also directly owns (i) 12,790 shares of Series A Fixed Rate Cumulative Perpetual Preferred Stock and (ii) 4,820,843 shares of Non-Voting Common Stock, which is convertible into 4,820,843 shares of BNC’s voting common stock only by unaffiliated third parties.
(4)	Wellington Management Company LLP has shared dispositive and voting power over its beneficially owned shares.

Set forth on the following pages is certain information, as of the Record Date, regarding those shares of voting common stock owned beneficially by each of the persons who currently serves as a member of the Board of Directors, is a nominee for election to the Board at the Annual Meeting, or is a named executive officer of the Company. Also shown is the number of shares of voting common stock owned by the directors and executive officers of the Company as a group.

Name and Address	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)

James T. Bolt, Jr. 4733 Cambridge Crescent Dr. Charlotte, NC 28226	63,878	*

Larry L. Callahan 2551 Renn Road Kernersville, NC 27284	25,791	*

Richard D. Callicutt II (3) 4244 Rockbridge Road High Point, NC 27262	46,554	*

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Name and Address	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)

Joseph M. Coltrane, Jr. 6001 Knightbridge Court Kernersville, NC 27284	58,737	*

Charles T. Hagan III (4) 305 Meadowbrook Terrace Greensboro, NC 27408	49,290	*

Elaine M. Lyerly 804 Scotty Court Cramerton, NC 28032	40,049	*

W. Swope Montgomery, Jr. (5) 4831 Worchester Place Jamestown, NC 27282	107,626	*

Lenin J. Peters, M.D. (6) 507 Lindsay Street High Point, NC 27262	530,370	2.59%

John S. Ramsey, Jr. (7) 21 Oak Drive Durham, NC 27707	21,442	*

Thomas R. Sloan 705 Sunset Drive Greensboro, NC 27108	284,071	1.39%

Thomas R. Smith, CPA (8) 309 Balsam Drive Lexington, NC 27292	89,783	*

David B. Spencer (9) 7420 Foxchase Drive Trinity, NC 27370	427,308	2.08%

Robert A. Team, Jr. 102 Acacia Circle Lexington, NC 27292	68,328	*

G. Kennedy Thompson c/o Aquiline Capital Partners LLC 535 Madison Avenue New York, NY 10022	100	*

D. Vann Williford 4455 Fair Oaks Lane High Point, NC 27265	72,121	*

Richard F. Wood 701 Florham Drive High Point, NC 27262	8,451	*

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Name and Address	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)

All directors and executive officers as a group (16 persons) (10)	1,928,716	9.37%

* Less than 1%

(1)	Voting and investment power is not shared unless otherwise indicated. Unless otherwise noted all shares are owned directly or indirectly by the named individuals, by their spouses or minor children, or by other entities controlled by the named individuals.
(2)	Based upon a total of 20,479,524 shares of the voting common stock outstanding at the Record Date, plus the number of shares of voting common stock that such individual has the right to purchase under the 2004 Plan.
(3)	Includes 22,000 shares underlying options that have vested or are exercisable within 60 days under the 2004 Plan.
(4)	Mr. Hagan owns 36,479 shares in his name; 3,080 shares are owned by Hagan Family Fund of which Mr. Hagan is director; 3,080 shares are owned by 1884 LLC of which Mr. Hagan is a director; and 6,657 shares are owned by Virginia Hagan Marital Trust of which Mr. Hagan is Trustee. While Mr. Hagan is a director of both the Hagan Family Fund and 1884 LLC, he has shared rather than sole voting and dispositive authority over the shares held in those entities.
(5)	Includes 37,125 shares underlying options that have vested or are exercisable within 60 days under the 2004 Plan.
(6)	Dr. Peters owns 354,479 shares in his name and he has voting authority for 175,891 shares which are owned by Janice Kubinski.
(7)	Includes 12,301 shares underlying options that have vested and are exercisable within 60 days under the 2004 Plan.
(8)	Mr. Smith owns 75,640 shares in his name; 5,000 shares in J&A Investments, a company in which he and his spouse own 50% of the equity; and 9,143 shares held in the Hodges Family Trust for which Mr. Smith is the trustee. Mr. Smith has voting and dispositive power over the shares held in the Hodges Family Trust but no beneficial ownership in the shares.
(9)	Includes 31,625 shares underlying options that have vested or are exercisable within 60 days under the 2004 Plan, and 337,673 shares held by BNC’s Rabbi Trust over which Mr. Spencer, as trustee, has voting power.
(10)	Includes 103,051 shares underlying options that have vested or are exercisable within 60 days under 2004 Plan.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management of the Company and has discussed with the independent auditors the matters required to be discussed by Auditing Standards No. 61 as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from the independent accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012. As part of its duties, the Audit Committee also considered whether the provision of services other than audit services during fiscal year 2013 by Cherry, Bekaert L.L.P. the Company’s independent registered public accounting firm for that period, is compatible with maintaining the accountant’s independence. The Audit Committee also reappointed the independent auditors and the Company’s Board of Directors concurred in such appointment.

Thomas R. Smith, CPA, Chairman

Joseph M. Coltrane, Jr.

Charles T. Hagan III

Richard F. Wood

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MISCELLANEOUS

The Form 10-K of the Company for the year ended December 31, 2012, which includes audited consolidated financial statements audited and reported upon by the Company’s independent auditor, is being mailed with this Proxy Statement and filed with the SEC; however it is not intended that the Form 10-K be deemed a part of this Proxy Statement or a solicitation of proxies.

By Order of the Board of Directors,

W. Swope Montgomery, Jr.
President and Chief Executive Officer

High Point, North Carolina

April 16, 2013

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Appendix A

bNC bancorp
2013 OMNIBUS STOCK INCENTIVE PLAN

SECTION 1.          Purpose; Definitions

The purpose of this Plan is to give the Company a competitive advantage in attracting, retaining and motivating officers, employees, directors and/or consultants and to provide the Company and its Subsidiaries and Affiliates with a long-term incentive plan providing incentives directly linked to shareholder value. Certain terms used herein have definitions given to them in the first place in which they are used. In addition, for purposes of this Plan, the following terms are defined as set forth below:

(a)          “Affiliate” means a corporation or other entity controlled by, controlling or under common control with the Company.

(b)          “Applicable Exchange” means the NASDAQ or such other securities exchange as may at the applicable time be the principal market for the Common Stock.

(c)          “Award” means an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Unit or Other Stock-Based Award granted pursuant to the terms of this Plan.

(d)          “Award Agreement” means a written document or agreement setting forth the terms and conditions of a specific Award.

(e)          “Board” means the Board of Directors of the Company.

(f)          “Cause” means, unless otherwise provided in an Award Agreement, (i) “Cause” as defined in any Individual Agreement to which the applicable Participant is a party, or (ii) if there is no such Individual Agreement or if it does not define “Cause”: (A) conviction of the Participant for committing a felony under federal law or the law of the state in which such action occurred, (B) dishonesty in the course of fulfilling the Participant’s employment duties, (C) failure on the part of the Participant to perform substantially such Participant’s employment duties in any material respect, (D) a material violation of the Company’s ethics and compliance program, or (E) before a Change in Control, such other events as shall be determined by the Committee and set forth in a Participant’s Award Agreement. Notwithstanding the general rule of Section 2(c), following a Change in Control, any determination by the Committee as to whether “Cause” exists shall be subject to de novo review.

(g)          “Change in Control” has the meaning set forth in Section 10(e).

(h)          “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor provision of the Code.

(i)          “Commission” means the Securities and Exchange Commission or any successor agency.

(j)          “Committee” has the meaning set forth in Section 2(a).

(k)          “Common Stock” means the voting common stock, no par value per share, of the Company.

(l)          “Company” means BNC Bancorp, a North Carolina corporation.

(m)          “Disability” means (i) “Disability” as defined in any Individual Agreement to which the Participant is a party, (ii) if there is no such Individual Agreement or it does not define “Disability,” disability of a Participant means the Participant is (A) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (B) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company. The Committee may require such medical or other evidence as it deems necessary to judge the nature and duration of the Participant’s condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

(n)          “Disaffiliation” means a Subsidiary’s or Affiliate’s ceasing to be a Subsidiary or Affiliate for any reason (including, without limitation, as a result of a public offering, or a spinoff or sale by the Company, of the stock of the Subsidiary or Affiliate) or a sale of a division of the Company and its Affiliates.

(o)          “Eligible Individuals” means directors, officers, employees and consultants of the Company or any of its Subsidiaries or Affiliates, and prospective employees and consultants who have accepted offers of employment or consultancy from the Company or its Subsidiaries or Affiliates.

(p)          “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(q)          “Fair Market Value” means, unless otherwise determined by the Committee, the closing price of a share of Common Stock on the Applicable Exchange on the date of measurement, or if Shares were not traded on the Applicable Exchange on such measurement date, then on the next preceding date on which Shares were traded, all as reported by such source as the Committee may select. If the Common Stock is not listed on a national securities exchange, Fair Market Value shall be determined by the Committee in its good faith discretion using a reasonable valuation method which shall include consideration of the following factors, as applicable: (i) the value of the Company’s tangible and intangible assets; (ii) the present value of the Company’s future cash-flows; (iii) the market value of stock or equity interests in similar corporations and other entities engaged in substantially similar trades or businesses, the value of which can be readily determined objectively (such as through trading prices on an established securities market or an amount paid in an arm’s-length private transaction); (iv) control premiums or discounts for lack of marketability; (v) recent arm’s-length transactions involving the sale or transfer of such stock or equity interests; and (vi) other relevant factors.

(r)          “Free-Standing SAR” has the meaning set forth in Section 5(b).

(s)          “Full-Value Award” means any Award other than an Option or Stock Appreciation Right.

(t)          “Good Reason” has the meaning set forth in Section 10(e).

(u)          “Grant Date” means (i) the date on which the Committee by resolution selects an Eligible Individual to receive a grant of an Award and determines the number of Shares to be subject to such Award, or (ii) such later date as the Committee shall provide in such resolution.

(v)          “Incentive Stock Option” means any Option that is designated in the applicable Award Agreement as an “incentive stock option” within the meaning of Section 422 of the Code, and that in fact so qualifies.

(w)          “Individual Agreement” means an employment, consulting or similar agreement between a Participant and the Company or one of its Subsidiaries or Affiliates.

(x)          “Nonqualified Option” means any Option that is not an Incentive Stock Option.

(y)          “Option” means an Award granted under Section 5.

(z)          “Other Stock-Based Award” means Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are otherwise based upon, Common Stock, including (without limitation) unrestricted stock, dividend equivalents, and convertible debentures.

(aa)         “Participant” means an Eligible Individual to whom an Award is or has been granted.

(bb)         “Performance Goals” means the performance goals established by the Committee in connection with the grant of Restricted Stock, Restricted Stock Units, Performance Units or Other Stock-Based Awards. In the case of Qualified Performance-Based Awards, (i) such goals shall be based on the attainment of specified levels of one or more of the following measures: asset growth, stock price , earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization), earnings per share (whether on pre-tax, after-tax, operations or other basis), operating earnings, total return to shareholders, ratio of debt to debt plus equity, net borrowing, credit quality or debt ratings, return on assets or operating assets, asset quality, net interest margin, loan portfolio growth, efficiency ratio, deposit portfolio growth, liquidity, market share, objective customer service measures or indices, shareholder value added, embedded value added, loss ratio, expense ratio, combined ratio, premiums, pre- or after-tax income, net income, cash flow (before or after dividends), expense or expense levels, economic value added, cash flow per share (before or after dividends), free cash flow, gross margin, risk-based capital, revenues, revenue growth, sales growth, return on capital (including return on total capital or return on invested capital), capital expenditures, cash flow return on investment, cost, cost control, gross profit, operating profit, economic profit, profit before tax, net profit, cash generation, unit volume, sales, net asset value per share, asset quality, cost saving levels, market-spending efficiency, core non-interest income or change in working capital, in each case with respect to the Company or any one or more Subsidiaries, divisions, business units or business segments thereof, either in absolute terms or relative to the performance of one or more other companies (including an index covering multiple companies), (ii) the Performance Goals may be adjusted as determined by the Committee in a manner consistent with Section 3(d) and (iii) such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code.

(cc)         “Performance Period” means that period established by the Committee at the time any Performance Unit is granted or at any time thereafter during which any Performance Goals specified by the Committee with respect to such Award are to be measured.

(dd)         “Performance Unit” means any Award granted under Section 8 of a unit valued by reference to a designated amount of cash or other property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such Performance Goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ee)         “Plan” means this BNC Bancorp 2013 Omnibus Stock Incentive Plan, as set forth herein and as hereafter amended from time to time.

(ff)          “Qualified Performance-Based Award” means an Award intended to qualify for the Section 162(m) Exemption, as provided in Section 11.

(gg)         “Replaced Award” has the meaning set forth in Section 10(b).

(hh)         “Replacement Award” has the meaning set forth in Section 10(b).

(ii)          “Restricted Stock” means an Award granted under Section 6.

(jj)          “Restricted Stock Unit” has the meaning set forth in Section 7.

(kk)         “Retirement” means the Participant’s Termination of Employment after the attainment of age 65 or the attainment of age 55 and at least 15 years of service.

(ll)          “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

(mm)       “Share” means a share of Common Stock.

(nn)         “Stock Appreciation Right” has the meaning set forth in Section 5(b).

(oo)         “Subsidiary” means any corporation, partnership, joint venture, limited liability company or other entity during any period in which at least a majority of the voting or profits interest is owned, directly or indirectly, by the Company or any successor to the Company.

(pp)         “Tandem SAR” has the meaning set forth in Section 5(b).

(qq)         “Term” means the maximum period during which an Option or Stock Appreciation Right may remain outstanding, subject to earlier termination upon Termination of Employment or otherwise, as specified in the applicable Award Agreement.

(rr)         “Termination of Employment” means the termination of the applicable Participant’s employment with, or performance of services for, the Company and any of its Subsidiaries or Affiliates. Unless otherwise determined by the Committee, (i) if a Participant’s employment with the Company and its Affiliates terminates but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity, such change in status shall not be deemed a Termination of Employment and (ii) a Participant employed by, or performing services for, a Subsidiary or an Affiliate or a division of the Company and its Affiliates shall be deemed to incur a Termination of Employment if, as a result of a Disaffiliation, such Subsidiary, Affiliate, or division ceases to be a Subsidiary, Affiliate or division, as the case may be, and the Participant does not immediately thereafter become an employee of, or service provider for, the Company or another Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered Terminations of Employment.

SECTION 2.          Administration

(a)          Committee. The Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board as the Board may from time to time designate (the “Committee”), which shall be composed of not less than two directors, and shall be appointed by and serve at the pleasure of the Board. The Committee shall, subject to Section 11, have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals. Among other things, the Committee shall have the authority, subject to the terms and conditions of the Plan:

(i)          to select the Eligible Individuals to whom Awards may from time to time be granted;

(ii)         to determine whether and to what extent Incentive Stock Options, Nonqualified Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Other Stock-Based Awards, or any combination thereof, are to be granted hereunder;

(iii)        to determine the number of Shares to be covered by each Award granted hereunder;

(iv)        to determine the terms and conditions of each Award granted hereunder, based on such factors as the Committee shall determine;

(v)          subject to Section 12, to modify, amend or adjust the terms and conditions of any Award;

(vi)         to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

(vii)        to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto);

(viii)      subject to Section 12, to accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

(ix)         to decide all other matters that must be determined in connection with an Award;

(x)          to determine whether, to what extent and under what circumstances cash, Shares and other property and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant;

(xi)         to establish any “blackout” period that the Committee in its sole discretion deems necessary or advisable; and

(xii)        to otherwise administer the Plan.

(b)          Procedures.

(i)          The Committee may act only by a majority of its members then in office, except that the Committee may, except to the extent prohibited by applicable law or the listing standards of the Applicable Exchange and subject to Section 11, allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it.

(ii)         Subject to Section 11(c), any authority granted to the Committee may also be exercised by the full Board. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

(c)          Discretion of Committee. Subject to Section 1(f), any determination made by the Committee or by an appropriately delegated officer pursuant to delegated authority under the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final, binding and conclusive on all persons, including the Company, Participants, and Eligible Individuals.

(d)          Cancellation or Suspension. Subject to Section 5(d), the Committee shall have full power and authority to determine whether, to what extent and under what circumstances any Award shall be canceled or suspended. In particular, but without limitation, all outstanding Awards to any Participant may be canceled if the Participant, without the consent of the Committee, while employed by the Company or after termination of such employment, in either case prior to a Change in Control, becomes associated with, employed by, renders services to, or owns any interest in (other than any nonsubstantial interest, as determined by the Committee), any business that is in competition with the Company or with any business in which the Company has a substantial interest, as determined by the Committee or any one or more Senior Managers or committee of senior managers to whom the authority to make such determination is delegated by the Committee.

(e)          Award Agreements. The terms and conditions of each Award, as determined by the Committee, shall be set forth in a written (or electronic) Award Agreement, which shall be delivered to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award. The effectiveness of an Award shall be subject to the Award Agreement’s being signed by the Company and the Participant receiving the Award unless otherwise provided in the Award Agreement. Award Agreements may be amended only in accordance with Section 12 hereof.

SECTION 3.          Common Stock Subject to Plan

(a)          Plan Maximums. The maximum number of Shares that may be granted pursuant to Awards under the Plan shall be 1,500,000. The maximum number of Shares that may be granted pursuant to Options intended to be Incentive Stock Options shall be 1,500,000 Shares. Shares subject to an Award under the Plan may be authorized and unissued Shares. On and after the Effective Date (as defined in Section 12(a)), no new awards may be granted under the Company’s Omnibus Stock Ownership and Long Term Incentive Plan, as amended, it being understood that (A) awards outstanding under such plan as of the Effective Date shall remain in full force and effect under such plan according to their respective terms, and (B) to the extent that any such award is forfeited, terminates, expires or lapses without being exercised (to the extent applicable), or is settled for cash, the Shares subject to such award not delivered as a result thereof shall not be available for Awards under this Plan; provided, however, that dividend equivalents may continue to be issued under such plan in respect of awards granted under such plan which are outstanding as of the Effective Date.

(b)          Individual Limits. No Participant may be granted Qualified Performance-Based Awards (other than Stock Options and Stock Appreciation Rights) covering in excess of 300,000 Shares during any calendar year. No Participant may be granted Stock Options and Stock Appreciation Rights covering in excess of 300,000 Shares during any calendar year. Notwithstanding the foregoing, no Participant who is a non-employee director of the Company may be granted Awards covering in excess of 25,000 Shares during any calendar year.

(c)          Rules for Calculating Shares Delivered. To the extent that any Award is forfeited, or any Option and the related Tandem SAR (if any) or Free-Standing SAR terminates, expires or lapses without being exercised, or any Award is settled for cash, the Shares subject to such Awards not delivered as a result thereof shall again be available for Awards under the Plan. If the exercise price of any Option and/or the tax withholding obligations relating to any Award are satisfied by delivering Shares (either actually or through attestation) or withholding Shares relating to such Award, the gross number of Shares subject to the Award shall nonetheless be deemed to have been granted for purposes of the first sentence of Section 3(a).

(d)          Adjustment Provision. In the event of a merger, consolidation, acquisition of property or shares, stock rights offering, liquidation, disposition for consideration of the Company’s direct or indirect ownership of a Subsidiary or Affiliate (including by reason of a Disaffiliation), or similar event affecting the Company or any of its Subsidiaries (each, a “Corporate Transaction”), the Committee or the Board may in its discretion make such substitutions or adjustments as it deems appropriate and equitable to (A) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under the Plan, (B) the various maximum limitations set forth in Sections 3(a) and 3(b) upon certain types of Awards and upon the grants to individuals of certain types of Awards, (C) the number and kind of Shares or other securities subject to outstanding Awards; and (D) the exercise price of outstanding Awards. In the event of a stock dividend, stock split, reverse stock split, reorganization, share combination, or recapitalization or similar event affecting the capital structure of the Company, or a Disaffiliation, separation or spinoff, in each case without consideration, or other extraordinary dividend of cash or other property to the Company’s shareholders (each, a “Share Change”), the Committee or the Board shall make such substitutions or adjustments as it deems appropriate and equitable to (A) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under the Plan, (B) the various maximum limitations set forth in Sections 3(a) and 3(b) upon certain types of Awards and upon the grants to individuals of certain types of Awards, (C) the number and kind of Shares or other securities subject to outstanding Awards; and (D) the exercise price of outstanding Awards. In the case of Corporate Transactions, such adjustments may include, without limitation, (1) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its sole discretion (it being understood that in the case of a Corporate Transaction with respect to which shareholders of Common Stock receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Committee that the value of an Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Corporate Transaction over the exercise price of such Option or Stock Appreciation Right shall conclusively be deemed valid); (2) the substitution of other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding Awards; and (3) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected Subsidiary, Affiliate, or division or by the entity that controls such Subsidiary, Affiliate, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities). The Committee may adjust the Performance Goals applicable to any Awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations, and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or other the Company’s SEC filings, provided that in the case of Performance Goals applicable to any Qualified Performance-Based Awards, such adjustment does not violate Section 162(m) of the Code.

(e)          Section 409A. Notwithstanding the foregoing: (i) any adjustments made pursuant to Section 3(d) to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; and (ii) any adjustments made pursuant to Section 3(d) to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustments, either (A) the Awards continue not to be subject to Section 409A of the Code or (B) there does not result in the imposition of any penalty taxes under Section 409A of the Code in respect of such Awards.

SECTION 4.          Eligibility

Awards may be granted under the Plan to Eligible Individuals; provided, however, that Incentive Stock Options may be granted only to employees of the Company and its subsidiaries or parent corporation (within the meaning of Section 424(f) of the Code).

SECTION 5.          Options and Stock Appreciation Rights

(a)          Types of Options. Options may be of two types: Incentive Stock Options and Nonqualified Options. The Award Agreement for an Option shall indicate whether the Option is intended to be an Incentive Stock Option or a Nonqualified Option.

(b)          Types and Nature of Stock Appreciation Rights. Stock Appreciation Rights may be “Tandem SARs,” which are granted in conjunction with an Option, or “Free-Standing SARs,” which are not granted in conjunction with an Option. Upon the exercise of a Stock Appreciation Right, the Participant shall be entitled to receive an amount in cash, Shares, or both, in value equal to the product of (i) the excess of the Fair Market Value of one Share over the exercise price of the applicable Stock Appreciation Right, multiplied by (ii) the number of Shares in respect of which the Stock Appreciation Right has been exercised. The applicable Award Agreement shall specify whether such payment is to be made in cash or Common Stock or both, or shall reserve to the Committee or the Participant the right to make that determination prior to or upon the exercise of the Stock Appreciation Right.

(c)          Tandem SARs. A Tandem SAR may be granted at the Grant Date of the related Option. A Tandem SAR shall be exercisable only at such time or times and to the extent that the related Option is exercisable in accordance with the provisions of this Section 5, and shall have the same exercise price as the related Option. A Tandem SAR shall terminate or be forfeited upon the exercise or forfeiture of the related Option, and the related Option shall terminate or be forfeited upon the exercise or forfeiture of the Tandem SAR.

(d)          Exercise Price. The exercise price per Share subject to an Option or Free-Standing SAR shall be determined by the Committee and set forth in the applicable Award Agreement, and shall not be less than the Fair Market Value of a share of the Common Stock on the applicable Grant Date. In no event may any Option or Stock Appreciation Right granted under this Plan be amended, other than pursuant to Section 3(d), to decrease the exercise price thereof, be cancelled in conjunction with the grant of any new Option or Free-Standing SAR with a lower exercise price, or otherwise be subject to any action that would be treated, under the Applicable Exchange listing standards or for accounting purposes, as a “repricing” of such Option or Free-Standing SAR, unless such amendment, cancellation, or action is approved by the Company’s shareholders.

(e)          Term. The Term of each Option and each Free-Standing SAR shall be fixed by the Committee, but shall not exceed ten years from the Grant Date.

(f)          Vesting and Exercisability. Except as otherwise provided herein, Options and Free-Standing SARs shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee, provided that, except as otherwise determined by the Committee, in no event shall the normal vesting schedule of an Option or Free-Standing SAR provide that such Option or Free-Standing SAR vest prior to the first anniversary of the date of grant.

(g)          Method of Exercise. Subject to the provisions of this Section 5, Options and Free-Standing SARs may be exercised, in whole or in part, at any time during the applicable term by giving written notice of exercise to the Company specifying the number of shares of Common Stock as to which the Option or Free-Standing SAR is being exercised. In the case of the exercise of an Option, such notice shall be accompanied by payment in full of the purchase price (which shall equal the product of such number of shares multiplied by the applicable exercise price) by certified or bank check or such other instrument as the Company may accept or, if approved by the Committee, payment, in full or in part, may also be made as follows:

(i)          Payments may be made in the form of unrestricted shares of Common Stock (by delivery of such shares or by attestation) of the same class as the Common Stock subject to the Option already owned by the Participant (based on the Fair Market Value of the Common Stock on the date the Option is exercised).

(ii)         To the extent permitted by applicable law, payment may be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price, and, if requested, the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may, to the extent permitted by applicable law, enter into agreements for coordinated procedures with one or more brokerage firms. To the extent permitted by applicable law, the Committee may also provide for Company loans to be made for purposes of the exercise of Options.

(iii)        Payment may be made by instructing the Company to withhold a number of shares of Common Stock having a Fair Market Value (based on the Fair Market Value of the Common Stock on the date the applicable Option is exercised) equal to the product of (A) the exercise price multiplied by (B) the number of shares of Common Stock in respect of which the Option shall have been exercised.

(h)          Delivery; Rights of Shareholders. No Shares shall be delivered pursuant to the exercise of an Option until the exercise price therefor has been fully paid and applicable taxes have been withheld. The applicable Participant shall have all of the rights of a shareholder of the Company holding the class or series of Common Stock that is subject to the Option or Stock Appreciation Right (including, if applicable, the right to vote the applicable Shares and the right to receive dividends) when the Participant (i) has given written notice of exercise, (ii) if requested, has given the representation described in Section 14(a), and (iii) in the case of an Option, has paid in full for such Shares.

(i)          Nontransferability of Options and Stock Appreciation Rights. No Option or Free-Standing SAR shall be transferable by a Participant other than, for no value or consideration, (i) by will or by the laws of descent and distribution, or (ii) in the case of a Nonqualified Option or Free-Standing SAR, as otherwise expressly permitted by the Committee including, if so permitted, pursuant to a transfer to the Participant’s family members, whether directly or indirectly or by means of a trust or partnership or otherwise (for purposes of this Plan, unless otherwise determined by the Committee, “family member” shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, and any successor thereto). A Tandem SAR shall be transferable only with the related Option as permitted by the preceding sentence. Any Option or Stock Appreciation Right shall be exercisable, subject to the terms of this Plan, only by the applicable Participant, the guardian or legal representative of such Participant, or any person to whom such Option or Stock Appreciation Right is permissibly transferred pursuant to this Section 5(i), it being understood that the term “Participant” includes such guardian, legal representative and other transferee; provided, however, that the term “Termination of Employment” shall continue to refer to the Termination of Employment of the original Participant.

(j)          Termination of Employment. A Participant’s Options and Stock Appreciation Rights shall be forfeited upon his or her Termination of Employment, except as set forth below:

(i)          Upon a Participant’s Termination of Employment for any reason other than death, Disability, Retirement or Cause, any Option or Stock Appreciation Right held by the Participant that was exercisable immediately before the Termination of Employment may be exercised at any time until the earlier of (A) the 90th day following such Termination of Employment and (B) expiration of the Term thereof;

(ii)         Upon a Participant’s Termination of Employment by reason of the Participant’s death, any Option or Stock Appreciation Right held by the Participant shall vest and be exercisable at any time until the earlier of (A) the third anniversary of the date of such death and (B) the expiration of the Term thereof;

(iii)        Upon a Participant’s Termination of Employment by reason of Disability, any Option or Stock Appreciation Right held by the Participant shall vest and be exercisable at any time until (A) in the case of Nonqualified Options and Stock Appreciation Rights, the expiration of the Term thereof, and (B) in the case of Incentive Stock Options, the earlier of (x) the first anniversary of the date of such Termination of Employment and (y) the expiration of the Term thereof;

(iv)         Upon a Participant’s Termination of Employment for Retirement, any Option or Stock Appreciation Right held by the Participant shall vest and be exercisable at any time until the earlier of (A) in the case of Nonqualified Options and Stock Appreciation Rights, (x) the fifth anniversary of such Termination of Employment and (y) the expiration of the Term thereof, and (B) in the case of Incentive Stock Options, (x) the 90th day following such Termination of Employment and (y) the expiration of the Term thereof; and

(k)          Notwithstanding the foregoing, the Committee shall have the power, in its discretion, to apply different rules concerning the consequences of a Termination of Employment, provided, that if such rules are less favorable to the Participant than those set forth above, such rules are set forth in the applicable Award Agreement.

SECTION 6.          Restricted Stock

(a)          Nature of Awards and Certificates. Shares of Restricted Stock are actual Shares issued to a Participant and shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of Shares of Restricted Stock shall be registered in the name of the applicable Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the BNC Bancorp 2013 Omnibus Stock Incentive Plan and an Award Agreement. Copies of such Plan and Agreement are on file at the offices of BNC Bancorp, [INSERT ADDRESS].”

The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the applicable Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

(b)          Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

(i)          The Committee shall, prior to or at the time of grant, condition (A) the vesting of an Award of Restricted Stock upon the continued service of the applicable Participant, or (B) the grant or vesting of an Award of Restricted Stock upon the attainment of Performance Goals or the attainment of Performance Goals and the continued service of the applicable Participant. In the event that the Committee conditions the grant or vesting of an Award of Restricted Stock upon the attainment of Performance Goals or the attainment of Performance Goals and the continued service of the applicable Participant, the Committee may, prior to or at the time of grant, designate an Award of Restricted Stock as a Qualified Performance-Based Award. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient.

(ii)         Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Award for which such vesting restrictions apply (the “Restriction Period”), and until the expiration of the Restriction Period, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Shares of Restricted Stock. Subject to the terms of the Plan and the applicable Award Agreement, any Award of Restricted Stock shall be subject to vesting during a Restriction Period of at least three years following the date of grant, provided that a Restriction Period of at least one year following the date of grant is permissible if vesting is conditioned upon the achievement of Performance Goals, and provided, further that an Award may vest in part on a pro rata basis prior to the expiration of any Restriction Period, and provided, further, that up to five percent of Shares available for grant as Restricted Stock (together with all other Shares available for grant as Full-Value Awards) may be granted without regard to the foregoing requirements and the Committee may accelerate the vesting and lapse of any restrictions with respect to any such Restricted Stock Awards.

(iii)        Except as provided in this Section 6 and in the applicable Award Agreement, the applicable Participant shall have, with respect to the Shares of Restricted Stock, all of the rights of a shareholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the Shares and the right to receive any cash dividends.

(iv)         If and when any applicable Performance Goals are satisfied and the Restriction Period expires without a prior forfeiture of the Shares of Restricted Stock for which legended certificates have been issued, unlegended certificates for such Shares shall be delivered to the Participant upon surrender of the legended certificates.

SECTION 7.          Restricted Stock Units

(a)          Nature of Awards. Restricted stock units and deferred share rights (together, “Restricted Stock Units”) are Awards denominated in Shares that will be settled, subject to the terms and conditions of the Restricted Stock Units, in an amount in cash, Shares, or both, based upon the Fair Market Value of a specified number of Shares.

(b)          Terms and Conditions. Restricted Stock Units shall be subject to the following terms and conditions:

(i)          The Committee shall, prior to or at the time of grant, condition (A) the vesting of Restricted Stock Units upon the continued service of the applicable Participant, or (B) the grant or vesting of Restricted Stock Units upon the attainment of Performance Goals or the attainment of Performance Goals and the continued service of the applicable Participant. In the event that the Committee conditions the grant or vesting of Restricted Stock Units upon the attainment of Performance Goals or the attainment of Performance Goals and the continued service of the applicable Participant, the Committee may, prior to or at the time of grant, designate the Restricted Stock Units as a Qualified Performance-Based Awards. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest, at a later time specified by the Committee or in the applicable Award Agreement, or, if the Committee so permits, in accordance with an election of the Participant.

(ii)         Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Units for which such vesting restrictions apply (the “Restriction Period”), and until the expiration of the Restriction Period, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units. Subject to the terms of the Plan and the applicable Award Agreement, any Restricted Stock Units shall be subject to vesting during a Restriction Period of at least three years following the date of grant, provided that a Restriction Period of at least one year following the date of grant is permissible if vesting is conditioned upon the achievement of Performance Goals, and provided, further that a Restricted Stock Unit may vest in part prior to the expiration of any Restriction Period, and provided, further, that up to five percent of Shares available for grant as Restricted Stock Units (together with all other Shares available for grant as Full-Value Awards) may be granted without regard to the foregoing requirements and the Committee may accelerate the vesting and lapse any restrictions with respect to any such Restricted Stock Units.

(iii)        The Award Agreement for Restricted Stock Units shall specify whether, to what extent and on what terms and conditions the applicable Participant shall be entitled to receive payments of cash, Common Stock or other property corresponding to the dividends payable on the Common Stock (subject to availability of Shares pursuant to Section 3 hereof).

SECTION 8.          Performance Units.

Performance Units may be issued hereunder to Eligible Individuals, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The Performance Goals to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Unit, provided that the Performance Period shall be no less than one year following the date of grant. The Committee may, in connection with the grant of Performance Units, designate them as Qualified Performance-Based Awards. The conditions for grant or vesting and the other provisions of Performance Units (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. Performance Units may be paid in cash, Shares, other property or any combination thereof, in the sole discretion of the Committee as set forth in the applicable Award Agreement. The maximum value of the property, including cash, that may be paid or distributed to any Participant pursuant to a grant of Performance Units made in any one calendar year shall be $500,000.

SECTION 9.          Other Stock-Based Awards

Other Stock-Based Awards may be granted under the Plan, provided that any Other Stock-Based Awards that are Awards of Common Stock that are unrestricted shall only be granted in lieu of other compensation due and payable to the Participant. Subject to the terms of the Plan and the applicable Award Agreement, any Other Stock-Based Award that is a Full-Value Award shall be subject to vesting during a Restriction Period of at least three years following the date of grant, provided that a Restriction Period of at least one year following the date of grant is permissible if vesting is conditioned upon the achievement of Performance Goals, and provided, further that an Other Stock-Based Award that is a Full-Value Award may vest in part on a pro rata basis prior to the expiration of any Restriction Period, and provided, further, that up to five percent of Shares available for grant as Other Stock-Based Awards that are Full-Value Awards (together with all other Shares available for grant as Full-Value Awards) may be granted without regard to the foregoing requirements and the Committee may accelerate the vesting and lapse of any restrictions with respect to any such Other Stock-Based Awards.

SECTION 10.         Change in Control Provisions

(a)          General. The provisions of this Section 10 shall, subject to Section 3(d) and Section 10(f), apply notwithstanding any other provision of the Plan to the contrary, except to the extent the Committee specifically provides otherwise in an Award Agreement.

(b)          Impact of Change in Control. Upon the occurrence of a Change in Control, unless otherwise provided in the applicable Award Agreement: (i) all then-outstanding Options and Stock Appreciation Rights shall become fully vested and exercisable, and all Full-Value Awards (other than performance-based Awards) shall vest in full, be free of restrictions, and be deemed to be earned and payable in an amount equal to the full value of such Award, except in each case to the extent that another Award meeting the requirements of Section 10(c) (any award meeting the requirements of Section 10(c), a “Replacement Award”) is provided to the Participant pursuant to Section 3(d) to replace such Award (any award intended to be replaced by a Replacement Award, a “Replaced Award”), and (ii) any performance-based Award that is not replaced by a Replacement Award shall be deemed to be earned and payable in an amount equal to the full value of such performance-based Award (with all applicable Performance Goals deemed achieved at the greater of (x) the applicable target level and (y) the level of achievement of the Performance Goals for the Award as determined by the Committee not later than the date of the Change in Control, taking into account performance through the latest date preceding the Change in Control as to which performance can, as a practical matter, be determined (but not later than the end of the applicable Performance Period)) multiplied by a fraction, the numerator of which is the number of days during the applicable Performance Period before the date of the Change in Control, and the denominator of which is the number of days in the applicable Performance Period; provided, however, that such fraction shall be equal to one in the event that the applicable Performance Goals in respect of such performance-based Awards have been fully achieved as of the date of such Change in Control.

(c)          Replacement Awards. An Award shall meet the conditions of this Section 10(c) (and hence qualify as a Replacement Award) if: (i) it is of the same type as the Replaced Award; (ii) it has a value equal to the value of the Replaced Award as of the date of the Change in Control; (iii) if the underlying Replaced Award was an equity-based award, it relates to publicly traded equity securities of the Company or the entity surviving the Company following the Change in Control; (iv) it contains terms relating to vesting (including with respect to a Termination of Employment) that are substantially identical to those of the Replaced Award; and (v) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control) as of the date of the Change in Control. Without limiting the generality of the foregoing, a Replacement Award may take the form of a continuation of the applicable Replaced Award if the requirements of the preceding sentence are satisfied. If a Replacement Award is granted, the Replaced Award shall not vest upon the Change in Control. The determination whether the conditions of this Section 10(c) are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion.

(d)          Termination of Employment. Upon a Termination of Employment of a Participant occurring upon or during the two years immediately following the date of a Change in Control by reason of death, Disability or Retirement, by the Company without Cause, or by the Participant for “Good Reason” (as defined in Section 10(e)), (i) all Replacement Awards held by such Participant shall vest in full, be free of restrictions, and be deemed to be earned in an amount equal to the full value of such Replacement Award, and (ii) unless otherwise provided in the applicable Award Agreement, notwithstanding any other provision of the Plan to the contrary, any Option or Stock Appreciation Right held by the Participant as of the date of the Change in Control that remains outstanding as of the date of such Termination of Employment may thereafter be exercised, until (A) in the case of Incentive Stock Options, the last date on which such Incentive Stock Options would be exercisable in the absence of this Section 10(d), and (B) in the case of Nonqualified Options and Stock Appreciation Rights, the later of (x) the last date on which such Nonqualified Option or Stock Appreciation Right would be exercisable in the absence of this Section 10(d) and (y) the earlier of (1) the third anniversary of such Change in Control and (y) expiration of the Term of such Nonqualified Option or Stock Appreciation Right.

(e)          Definition of Change in Control. For purposes of the Plan:

“Change in Control” shall mean any of the following events:

(i)          Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (A) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change of Control: (w) any acquisition directly from the Company, (x) any acquisition by the Company, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliated Company or (z) any acquisition pursuant to a transaction that complies with clauses (iii)(A), (iii)(B) and (iii)(C) below;

(ii)         Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii)        Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, greater than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(iv)         Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20% (30% with respect to deferred compensation subject to Section 409A of the Code) of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

(v)          “Good Reason” shall mean (A) a material adverse change in the Participant’s authority, duties or responsibilities as in effect immediately prior to the Change in Control; (B) a material reduction in the Participant’s base salary or annual bonus opportunity, in each case as in effect immediately prior to the Change in Control; or (C) the reassignment of the Participant’s place of employment to an office location more than 50 miles from the Participant’s then-current place of employment.

(f)          Notwithstanding the foregoing, if any Award is subject to Section 409A of the Code, this Section 10 shall be applicable only to the extent specifically provided in the Award Agreement and permitted pursuant to Section 11(e). Nothing in this Section 10 shall preclude the Company from settling upon a Change in Control an Award if it is not replaced by a Replacement Award, to the extent effectuated in accordance with Treas. Reg. § 1.409A-3(j)(ix).

SECTION 11.         Qualified Performance-Based Awards; Section 16(b); Section 409A

(a)          The provisions of this Plan are intended to ensure that all Options and Stock Appreciation Rights granted hereunder to any Participant who is or may be a “covered employee” (within the meaning of Section 162(m)(3) of the Code) in the tax year in which such Option or Stock Appreciation Right is expected to be deductible to the Company qualify for the Section 162(m) Exemption, and, unless otherwise determined by the Committee, all such Awards shall therefore be considered Qualified Performance-Based Awards and this Plan shall be interpreted and operated consistent with that intention (including, without limitation, to require that all such Awards be granted by a committee composed solely of members who satisfy the requirements for being “outside directors” for purposes of the Section 162(m) Exemption (“Outside Directors”)). When granting any Award other than an Option or Stock Appreciation Right, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that (i) the recipient is or may be a “covered employee” (within the meaning of Section 162(m)(3) of the Code) with respect to such Award, and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exemption, and the terms of any such Award (and of the grant thereof) shall be consistent with such designation (including, without limitation, that all such Awards be granted by a committee composed solely of Outside Directors). To the extent required to comply with the Section 162(m) Exemption, within 90 days after the commencement of a Performance Period or, if earlier, by the expiration of 25% of a Performance Period, the Committee will designate one or more Performance Periods, determine the Participants for the Performance Periods and establish the Performance Goals for the Performance Periods.

(b)          Each Qualified Performance-Based Award (other than an Option or Stock Appreciation Right) shall be earned, vested and/or payable (as applicable) upon the achievement of one or more Performance Goals, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate.

(c)          The full Board shall not be permitted to exercise authority granted to the Committee to the extent that the grant or exercise of such authority would cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption.

(d)          The provisions of this Plan are intended to ensure that no transaction under the Plan is subject to (and not exempt from) the short-swing recovery rules of Section 16(b) of the Exchange Act (“Section 16(b)”). Accordingly, the composition of the Committee shall be subject to such limitations as the Board deems appropriate to permit transactions pursuant to this Plan to be exempt (pursuant to Rule 16b-3 promulgated under the Exchange Act) from Section 16(b), and no delegation of authority by the Committee shall be permitted if such delegation would cause any such transaction to be subject to (and not exempt from) Section 16(b).

(e)          The Plan is intended to comply with the requirements of Section 409A of the Code or an exemption or exclusion therefrom and, with respect to amounts that are subject to Section 409A of the Code, it is intended that the Plan be administered in all respects in accordance with Section 409A of the Code. Each payment under any Award shall be treated as a separate payment for purposes of Section 409A of the Code. In no event may a Participant, directly or indirectly, designate the calendar year of any payment to be made under any Award. Notwithstanding any provision of the Plan or any Award Agreement to the contrary, in the event that a Participant is a “specified employee” within the meaning of Section 409A of the Code (as determined in accordance with the methodology established by the Company), amounts that constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code that would otherwise be payable during the six-month period immediately following a Participant’s “separation from service” within the meaning of Section 409A of the Code (“Separation from Service”) shall instead be paid or provided on the first business day after the date that is six months following the Participant’s Separation from Service. If the Participant dies following the Separation from Service and prior to the payment of any amounts delayed on account of Section 409A of the Code, such amounts shall be paid to the personal representative of the Participant’s estate within 30 days after the date of the Participant’s death.

SECTION 12.         Term, Amendment and Termination

(a)          Effectiveness. The Plan was approved by the Board on March 19, 2013, subject to and contingent upon approval by at least a majority of the outstanding shares of the Company. The Plan will be effective as of the date of such approval by the Company’s shareholders (the “Effective Date”).

(b)          Termination. The Plan will terminate on the tenth anniversary of the Effective Date. Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

(c)          Amendment of Plan. The Board or the Committee may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of the Participant with respect to a previously granted Award without such Participant’s consent, except such an amendment made to comply with applicable law, including without limitation Section 409A of the Code, Applicable Exchange listing standards or accounting rules. In addition, no amendment shall be made without the approval of the Company’s shareholders (a) to the extent such approval is required (1) by applicable law or the listing standards of the Applicable Exchange as in effect as of the date hereof or (2) under applicable law or the listing standards of the Applicable Exchange as may be required after the date hereof, (b) to the extent such amendment would materially increase the benefits accruing to Participants under the Plan, (c) to the extent such amendment would materially increase the number of securities which may be issued under the Plan or (d) to the extent such amendment would materially modify the requirements for participation in the Plan.

(d)          Amendment of Awards. Subject to Section 5(d), the Committee may unilaterally amend the terms of any Award theretofore granted, but no such amendment shall cause a Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption or without the Participant’s consent materially impair the rights of any Participant with respect to an Award, except such an amendment made to cause the Plan or Award to comply with applicable law, Applicable Exchange listing standards or accounting rules.

SECTION 13.         Unfunded Status of Plan

It is presently intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

SECTION 14.         General Provisions

(a)          Conditions for Issuance. The Committee may require each person purchasing or receiving Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to the distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to fulfillment of all of the following conditions: (i) listing or approval for listing upon notice of issuance, of such Shares on the Applicable Exchange; (ii) any registration or other qualification of such Shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and (iii) obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

(b)          Additional Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

(c)          No Contract of Employment. The Plan shall not constitute a contract of employment, and adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment of any employee at any time.

(d)          Required Taxes. No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal, state, local or foreign income or employment or other tax purposes with respect to any Award under the Plan, such Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement, having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

(e)          Designation of Death Beneficiary. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of such Participant’s death are to be paid or by whom any rights of such eligible Individual, after such Participant’s death, may be exercised.

(f)          Subsidiary Employees. In the case of a grant of an Award to any employee of a Subsidiary, the Company may, if the Committee so directs, issue or transfer the Shares, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the Shares to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. All Shares underlying Awards that are forfeited or canceled should revert to the Company.

(g)          Governing Law and Interpretation. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of North Carolina, without reference to principles of conflict of laws. The captions of this Plan are not part of the provisions hereof and shall have no force or effect.

(h)          Non-Transferability. Except as otherwise provided in Section 5(i) or by the Committee, Awards under the Plan are not transferable except by will or by laws of descent and distribution.

(i)          Deferrals. The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of this Plan and any Award Agreement, the recipient of an Award (including, without limitation, any deferred Award) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, interest or dividends, or interest or (except with respect to Stock Options and Stock Appreciation Rights) dividend equivalents, with respect to the number of shares covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Notwithstanding the foregoing, dividends and dividend equivalents with respect to performance-based Awards may not be paid until vesting (if any) of such Awards, and the Committee shall not take or omit to take any action that would result in the imposition of penalty taxes under Section 409A of the Code.

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